Global Brand Names Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                                January 25, 2001

Dear Shareholder:

     Your Board of Trustees has called a Special Meeting of Shareholders of the ING Global Brand Names Fund scheduled to be held at 2:00 p.m., local time, on February 22, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Trustees of ING Funds Trust, on behalf of the ING Global Brand Names Fund (a series of ING Funds Trust), has approved a reorganization of ING Global Brand Names Fund, which is managed by ING Mutual Funds Management Co. LLC, into Pilgrim Worldwide Growth Fund, which is managed by ING Pilgrim Investments, Inc. and is part of the Pilgrim Funds (the "Reorganization"). If approved by shareholders, you would become a shareholder of Pilgrim Worldwide Growth Fund on the date that the Reorganization occurs. Pilgrim Worldwide Growth Fund has investment objectives and policies that are similar in many respects to those of ING Global Brand Names Fund.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the funds for your evaluation.

     After careful consideration, the Board of Trustees of ING Funds Trust unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 21, 2001.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        Robert W. Stallings,
                                        President

                           ING Global Brand Names Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                           ING GLOBAL BRAND NAMES FUND
                         SCHEDULED FOR FEBRUARY 22, 2001

To the Shareholders:

     A Special Meeting of Shareholders of the ING Global Brand Names Fund ("Special Meeting") is scheduled for February 22, 2001 at 2:00 p.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The purposes of the Special Meeting of ING Global Brand Names Fund are as follows:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Global Brand Names Fund by Pilgrim Worldwide Growth Fund in exchange for shares of the corresponding Class of Pilgrim Worldwide Growth Fund and the subsequent liquidation of ING Global Brand Names Fund; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 26, 2000 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Special Meeting, you may change your vote, if desired, at that time.

                                       By Order of the Board of Trustees

                                       /s/ James Hennessy

                                       James M. Hennessy,
                                       Secretary

January 25, 2001

                                TABLE OF CONTENTS


INTRODUCTION...............................................................    1

SUMMARY....................................................................    2

INVESTMENT OBJECTIVES AND POLICIES.........................................    4

    Comparison of Investment Objectives and Strategies.....................    4
    Comparison of Portfolio Characteristics................................    6
    Relative Performance...................................................    7
    Performance of Pilgrim Worldwide Growth Fund...........................    7
    Comparison of Investment Techniques and Risks of
      Investing in the Funds...............................................    9

COMPARISON OF FEES AND EXPENSES............................................   11

    General Information....................................................   13
    Special Rules For Class A Shares of ING Global Brand Names Fund........   14

ADDITIONAL INFORMATION ABOUT PILGRIM WORLDWIDE GROWTH FUND.................   14

    Investment Personnel...................................................   14

INFORMATION ABOUT THE REORGANIZATION.......................................   15

ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................   18

GENERAL INFORMATION ABOUT THE PROXY STATEMENT..............................   19

    Solicitation of Proxies................................................   19
    Voting Rights..........................................................   19
    Other Matters to Come Before the Special Meeting.......................   20
    Shareholder Proposals..................................................   20
    Reports to Shareholders................................................   20

APPENDIX A.................................................................  A-1

APPENDIX B.................................................................  B-1

APPENDIX C.................................................................  C-1

APPENDIX D.................................................................  D-1

APPENDIX E.................................................................  E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR
                                FEBRUARY 22, 2001

                           ING GLOBAL BRAND NAMES FUND
                          (a series of ING Funds Trust)

                       Relating to the Reorganization into

                          PILGRIM WORLDWIDE GROWTH FUND
                       (a series of Pilgrim Mutual Funds)

                  (COLLECTIVELY, THE "FUNDS" AND EACH A "FUND")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of ING Global Brand Names Fund to Pilgrim Worldwide Growth Fund in exchange for shares of Pilgrim Worldwide Growth Fund (the "Reorganization"). ING Global Brand Names Fund would then distribute to its shareholders their portion of the shares of Pilgrim Worldwide Growth Fund it receives in the Reorganization. The result would be a liquidation of ING Global Brand Names Fund. You would receive shares of Pilgrim Worldwide Growth Fund having an aggregate value equal to the aggregate value of the shares you held of ING Global Brand Names Fund, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of ING Global Brand Names Fund, are being asked to approve a transaction that will result in your holding of shares of Pilgrim Worldwide Growth Fund, this Proxy Statement also serves as a Prospectus for Pilgrim Worldwide Growth Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Pilgrim Worldwide Growth Fund that you should know. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Pilgrim Worldwide Growth Fund, see the Prospectus (the "Pilgrim Prospectus") and the Statement of Additional Information ("SAI") for the Pilgrim Funds dated November 1, 2000, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-992-0180. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the ING Global Brand Names Fund, see the ING Funds' Prospectus (the "ING Prospectus") and SAI, each dated November 6, 2000, which are incorporated herein by reference and which may be obtained without charge by calling 1-800-992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Pilgrim Worldwide Growth Fund dated October 31, 2000 is incorporated herein by reference. You may receive a copy of the most recent annual report for either of the Funds, without charge, by calling 1-800-992-0180. An SAI dated January 19, 2001 containing additional information about the Reorganization and the parties thereto, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the SAI relating to the Reorganization is available upon request and without charge by calling 1-800-992-0180.

     You can copy and review information about each Fund (including each SAI) at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, the ING Prospectus and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 16, 2000, the Board of Trustees of ING Funds Trust, on behalf of ING Global Brand Names Fund, approved an Agreement and Plan of Reorganization with respect to ING Global Brand Names Fund (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of ING Global Brand Names Fund to Pilgrim Worldwide Growth Fund, in exchange for shares of Pilgrim Worldwide Growth Fund;

     * the assumption by Pilgrim Worldwide Growth Fund of all of the liabilities of ING Global Brand Names Fund;

     * the distribution of Pilgrim Worldwide Growth Fund shares to the shareholders of ING Global Brand Names Fund; and

     *    the complete liquidation of ING Global Brand Names Fund.

     The Reorganization is expected to be effective upon the close of business on February 23, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the following Classes of shares of ING Global Brand Names Fund would become a shareholder of the following Classes of shares of Pilgrim Worldwide Growth Fund.

    ING GLOBAL BRAND NAMES FUND        PILGRIM WORLDWIDE GROWTH FUND
    ---------------------------        -----------------------------
              Class A                             Class A
              Class B                             Class B
              Class C                             Class C

     Each shareholder would hold, immediately after the Closing, shares of the corresponding Class of Pilgrim Worldwide Growth Fund having an aggregate value equal to the aggregate value of the shares of the Class of ING Global Brand Names Fund held by that shareholder as of the close of business on the day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September, 2000, ING Groep N.V., the indirect parent company of ING Mutual Funds Management Co. LLC ("IMFC"), the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"), the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. In addition, many of the ING Funds are small funds, and IMFC and ING Pilgrim Investments believe that the reorganizations may benefit fund shareholders by resulting in larger, more viable surviving funds. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     In considering whether to approve the Reorganization, you should note that:

     *    The Funds have investment  objectives and policies that are similar in
          certain  respects;   however,   certain   important   differences  are
          highlighted below.

     * The Pilgrim Worldwide Growth Fund is a diversified fund and the ING Global Brand Names Fund is a non-diversified fund. A non-diversified fund may invest a greater percentage of its assets in a particular issuer and therefore may involve higher risks.

     * The ING Global Brand Names Fund emphasizes securities that meet narrowly focused criteria -- large, well-recognized companies with a global presence -- while the selection criteria for the Pilgrim Worldwide Growth Fund emphasizes a much broader group of companies.

     * Before giving effect to expense reimbursements by management, the proposed Reorganization is expected to result in a reduction in total operating expenses for shareholders of ING Global Brand Names Fund. For example, the operating expenses, expressed as a percentage of net asset value per share of Class A shares, are as follows:

          *    Expenses  of ING  Global  Brand  Names  Fund  -  before
               expense reimbursements by management (based on the year
               ended June 30, 2000):(1)                                    2.02%

          * Expenses of ING Global Brand Names Fund - after expense reimbursements by management (based on the year ended
               June 30, 2000):(1), (2)                                     1.53%

          *    Expenses of Pilgrim Worldwide Growth Fund (based on the
               year ended June 30, 2000):                                  1.67%

          *    Estimated  expenses  of Pilgrim  Worldwide  Growth Fund
               after the Reorganization (PRO FORMA):                       1.63%

     * The Funds have affiliated management. ING Pilgrim Investments, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to Pilgrim Worldwide Growth Fund. IMFC, also located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to ING Global Brand Names Fund. Both are affiliated subsidiaries of the same holding company, ING Groep N.V. Different investment personnel, however, manage the Funds. After the Reorganization, ING Pilgrim Investments would continue to manage Pilgrim Worldwide Growth Fund, which would include the assets from ING Global Brand Names Fund.

--------
(1) Based upon expenses incurred by the ING Global Brand Names Fund for the 12-month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000.
(2) The current expense limitation contract will remain in effect until February 28, 2001. There is no assurance that the expense limitation will be continued after that date.

     Approval of the Reorganization requires the vote of a majority of the shares of the ING Global Brand Names Fund present in person or by proxy.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF ING FUNDS TRUST, ON BEHALF OF ING GLOBAL BRAND NAMES FUND, UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                       INVESTMENT OBJECTIVES AND POLICIES

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                        ING GLOBAL BRAND NAMES FUND                            PILGRIM WORLDWIDE GROWTH FUND
                        ---------------------------                            -----------------------------
INVESTMENT
OBJECTIVE      Seeks  long-term  capital  appreciation.                Seeks maximum long-term capital appreciation.

PRIMARY        *   Under  normal  market  conditions  invests at       *   Normally  invests  at least 65% of its assets
INVESTMENT         least 65% of its assets in equity  securities           in equity securities of issuers located in at
STRATEGIES         of companies which the  sub-adviser  believes           least  three  countries,  one of which may be
                   to  have a  well-recognized  franchise  and a           the U.S.
                   global  presence  and to derive most of their
                   revenues  from sales of consumer  goods.  The       *   Generally,  invests at least 75% of its total
                   Fund  seeks  to  invest  in  well-established           assets  in  common  and   preferred   stocks,
                   companies with strong brand names.                      warrants and convertible securities.

               *   The Fund seeks investments in companies which       *   May invest in companies  located in countries
                   have leading market  positions or ones which,           with  emerging  securities  markets  when the
                   in  the  sub-adviser's   opinion,   have  the           portfolio   managers  believes  they  present
                   potential to achieve leading market positions           attractive investment opportunities.
                   in the  foreseeable  future.  This portion of
                   the portfolio generally has investments in at       *   INTERNATIONAL    COMPONENT.   The   portfolio
                   least three  different  countries,  including           managers    primarily   use   a   "bottom-up"
                   the U.S. The Fund expects  these  investments           fundamental analysis to identify stocks which
                   will be in common  stock of  companies  whose           they  believe  offer good value  relative  to
                   market  capitalizations  are in excess of $10           their peers in the same  industry,  sector or
                   billion.                                                region. The portfolio managers will invest at
                                                                           least 65% of the Fund's  assets in  companies
               *   The   Fund   has  a   two-tiered   investment           which,  based upon fundamental  analysis of a
                   strategy.    The   first    tier    comprises           company's  earnings  prospects,  they believe
                   approximately 75% of the Fund's portfolio and           will  experience  faster  earnings  per share
                   is   composed  of  core  stocks  with  stable           growth than that of other  companies  located
                   earnings development, low cyclicality,  large           in one or more of the same market, sector, or
                   market    capitalizations   and   longer-term           industry.  They also use "top-down"  analysis
                   investment   horizons.    The   second   tier           to identify  important themes or issues which
                   comprises  about 25% of the  portfolio and is           may  affect  the  investment  environment  in
                   composed  of  companies   possessing   higher           certain  regions or sectors  and to  estimate
                   cyclicality,  smaller market  capitalizations           market risks.
                   and shorter-term investment horizons.
                                                                       *   U.S. COMPONENT.  The Fund normally invests in
               *   The Fund is non-diversified  which means that           equity  securities  of large  U.S.  companies
                   it may  invest a  greater  percentage  of its           that  the   portfolio   managers   feel  have
                   assets in a particular issuer.                          above-average  prospects for growth. The Fund
                                                                           considers a company to be large if its market
                                                                           capitalization  corresponds  at the  time  of
                                                                           purchase  to the  upper  90% of the  S&P  500
                                                                           Index,  which as of October 19,  2000,  meant
                                                                           market  capitalizations  in the  range of $10
                                                                           billion  to  $571   billion.   The  portfolio
                                                                           managers focus on both a "bottom-up  analysis
                                                                           that  evaluates the  financial  condition and
                                                                           competitiveness of individual companies and a
                                                                           "top  down"  thematic  approach  and  a  sell
                                                                           discipline.  The  portfolio  managers seek to
                                                                           identify  themes that reflect  major  social,
                                                                           economic  and  technological  trends that are
                                                                           likely to shape the  future of  business  and
                                                                           commerce  over the next three to five  years,
                                                                           and  seek  to   provide   a   framework   for
                                                                           identifying the industries and companies they
                                                                           believe may benefit most.

                      ING GLOBAL BRAND NAMES FUND                     PILGRIM WORLDWIDE GROWTH FUND
                      ---------------------------                     -----------------------------
                                                                       *   The Adviser  reviews the  allocation  between
                                                                           U.S.  stocks  and  non-U.S.   stocks  in  the
                                                                           portfolio and may  rebalance  the  portfolio,
                                                                           using factors it deems appropriate.

                                                                       *   The Fund is diversified.

INVESTMENT
ADVISERS       ING Mutual Funds Management Co. LLC                     ING Pilgrim Investments, Inc.

SUB-ADVISERS   ING Investment Management Advisors B.V.                 N/A

PORTFOLIO
MANAGERS       Herman Kleeven                                          Mary Lisanti, Jeffrey Bernstein, Richard T. Saler
                                                                       and Philip A. Schwartz


COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:

                                         ING GLOBAL BRAND NAMES FUND                PILGRIM WORLDWIDE GROWTH FUND
                                         ---------------------------                -----------------------------
Net Assets                                       $60,281,135                                  $660,179,270
Number of Holdings                                        38                                           146
Portfolio Turnover Rate(1)                                29%                                          169%
As a percentage of net assets:
  U.S. Equity Securities                               60.09%                                        47.19%
  Foreign Securities                                   37.90%                                        49.62%
  Holdings in companies with market
   capitalization under $5 billion                      6.39%                                         8.24%
  Holdings in companies with market
   capitalization between $5 billion
   and $10 billion                                      7.59%                                        17.28%
  Holdings in companies with market
   capitalization over $10 billion                     84.01%                                        71.29%
  Average market capitalization of
   companies in portfolio:                          $99.2 billion                                 $81.4 billion
  Market capitalization range of
   companies in portfolio:                  $1.5 - $447.7 billion                         $1.7 - $447.7 billion

Top 10 countries                     United States                 60.09%      United States                   47.19%
(as a % of net assets)               Netherlands                   10.12%      Japan                            8.58%
                                     France                         7.71%      United Kingdom                   8.29%
                                     Japan                          7.36%      France                           5.98%
                                     Finland                        3.47%      Canada                           5.72%
                                     Switzerland                    2.47%      Netherlands                      3.48%
                                     Germany                        2.36%      Sweden                           3.34%
                                     Australia                      2.32%      Finland                          3.17%
                                     Sweden                         2.10%      Germany                          2.43%
                                                                               Spain                            1.57%

Top 5 industries                     Cosmetics & Toiletries        12.00%      Computers                       10.01%
(as a % of net assets)               Beverages--Non-alcoholic       8.70%      Media                            7.68%
                                     Brewery                        7.70%      Telecommunications Equipment     7.48%
                                     Multimedia                     7.40%      Semiconductors                   6.95%
                                     Applications Software          6.10%      Fiber Optics                     5.91%

Top 10 holdings                      Microsoft Corp.                6.10%      Nortel Networks Corporation      2.88%
(as a % of net assets)               Intel Corp.                    5.94%      Nokia OYJ                        2.15%
                                     Heineken NV                    5.35%      Intel Corp.                      2.07%
                                     The Coca-Cola Co.              5.33%      Corning, Inc.                    2.04%
                                     L'Oreal SA                     5.32%      Ciena Corp.                      2.00%
                                     Time Warner, Inc.              4.52%      MGM Grand, Inc.                  1.92%
                                     Johnson & Johnson              3.89%      JDS Uniphase Corp.               1.88%
                                     Nokia Oyj                      3.47%      Oracle Corp.                     1.82%
                                     McDonald's Corp.               3.44%      Wal-Mart Stores, Inc.            1.80%
                                     PepsiCo., Inc.                 3.35%      Sun Microsystems, Inc.           1.78%

----------
(1) For the year ended June 30, 2000.

RELATIVE PERFORMANCE

     The following table shows, for the periods shown below, the average annual total return for: (a) Class A shares of ING Global Brand Names Fund; (b) Class A shares of Pilgrim Worldwide Growth Fund; and (c) the Morgan Stanley Capital International World Index ("MSCI World Index"). Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The MSCI World Index has an inherent performance advantage over the Funds since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

   CALENDAR YEAR/      ING GLOBAL BRAND    PILGRIM WORLDWIDE     MSCI WORLD
    PERIOD ENDED        NAMES FUND(1)      GROWTH FUND(2)(3)      INDEX(4)
    ------------        -------------      -----------------      --------
12/31/99                    24.54%               83.52%            23.26%
1/1/00-9/30/00(5)           -9.48%               -7.62%            -8.14%

----------
(1)  The ING Global Brand Names Fund commenced operations on December 15, 1998.
(2) ING Pilgrim Investments has been the Pilgrim Worldwide Growth Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, another firm served as sub-adviser.
(3)  Prior to  November  2, 2000,  Pilgrim  Worldwide  Growth  Fund's  portfolio manager employed different stock selection criteria emphasizing a "bottom-up" analysis of companies combined with a "top-down" thematic approach.
(4) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
(5)  Not annualized.

PERFORMANCE OF PILGRIM WORLDWIDE GROWTH FUND

     The bar chart and table that follow provide an indication of the risks of investing in Pilgrim Worldwide Growth Fund by showing (on a calendar year basis) changes in Pilgrim Worldwide Growth Fund's annual total return from year to year and by showing (on a calendar year basis) how Pilgrim Worldwide Growth Fund's average annual returns for one year, five years, and since inception compared to those of the MSCI World Index. The information in the bar chart is based on the performance of Class A shares of Pilgrim Worldwide Growth Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. All indices are unmanaged.

     Investors should note that prior to October 1, 2000, another firm served as the sub-adviser to Pilgrim Worldwide Growth Fund and the performance and investment strategies were indicative of another firm's style of management. The Fund is now managed by Richard T. Saler and Philip A. Schwartz, who are responsible for the international investments of the Fund, and Mary Lisanti and Jeffrey Bernstein, who are primarily responsible for the domestic equity component of the Fund. Prior to November 2, 2000, Pilgrim Worldwide Growth Fund's portfolio manager employed different stock selection criteria emphasizing a "bottom-up" analysis of companies combined with a "top-down" thematic approach.

                      CALENDAR YEAR-BY-YEAR RETURNS %(1)(2)

 1990     1991   1992   1993   1994    1995    1996    1997    1998    1999(3)
 ----     ----   ----   ----   ----   -----   -----   -----   -----    -------
                               2.45%  14.74%  17.92%  17.28%  37.34%    83.52%

----------
(1) During the period shown in the chart, the Fund's best quarterly performance was up 44.54% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was down 13.43% for the quarter ended September 30, 1998. The Fund's year-to-date total return as of September 30, 2000 was down 7.62%.

(2) ING Pilgrim Investments has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, another firm served as sub-adviser.

(3) Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for information technology companies. (See "Comparison of Investment Techniques and Risks of Investing in the Funds" below.) You should not expect that such favorable returns can consistently be achieved.

     The table below shows what the average annual total returns of Pilgrim Worldwide Growth Fund would equal if you averaged out actual performance over various lengths of time, compared to the MSCI World Index. The MSCI World Index has an inherent performance advantage over Pilgrim Worldwide Growth Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Pilgrim Worldwide Growth Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999(1)

                                                                        SINCE           SINCE
                                                                     INCEPTION OF     INCEPTION
                                              1 YEAR    5 YEARS    CLASSES A AND C   OF CLASS B
                                              ------    -------    ---------------   ----------
Pilgrim Worldwide Growth Fund - Class A(2)    72.95%     30.39%         24.78%           N/A
Pilgrim Worldwide Growth Fund - Class B(3)    77.26%      N/A            N/A           32.79%
Pilgrim Worldwide Growth Fund - Class C(4)    81.35%     31.11%         25.09%           N/A
MSCI World Index(5)                           23.26%     18.09%         14.87%         17.77%

----------
(1) This table shows performance of the Class A, Class B and Class C shares of the Fund. Class A and Class C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

     The table below shows the performance of Pilgrim Worldwide Growth Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999(1)

                                                                        SINCE           SINCE
                                                                     INCEPTION OF     INCEPTION
                                              1 YEAR    5 YEARS    CLASSES A AND C   OF CLASS B
                                              ------    -------    ---------------   ----------
Pilgrim Worldwide Growth Fund - Class A       83.52%     30.39%         25.88%           N/A
Pilgrim Worldwide Growth Fund - Class B       82.26%       N/A            N/A           32.95%
Pilgrim Worldwide Growth Fund - Class C       82.35%     31.11%         25.09%           N/A

----------
(1) This table shows performance of the Class A, Class B and Class C shares of the Fund. Class A and Class C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.

     For a discussion by the former sub-adviser regarding the performance of Pilgrim Worldwide Growth Fund for the year ended June 30, 2000, see Appendix A to this Proxy Statement/Prospectus. Additional information about Pilgrim Worldwide Growth Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF INVESTING IN THE FUNDS

     Because the Funds have investment objectives and policies that are similar in many respects, many of the risks of investing in Pilgrim Worldwide Growth Fund are similar to the risks of investing in ING Global Brand Names Fund. A principal risk of an investment in either Fund is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect the volatility of each Fund's shares.

     EQUITY SECURITIES. Both Pilgrim Worldwide Growth Fund and ING Global Brand Names Fund invest in equity securities and securities with equity characteristics, such as common stocks, preferred stocks, convertible securities and warrants and other stock purchase rights. Normally, Pilgrim Worldwide Growth Fund invests 75% of its total assets in common and preferred stocks, warrants and convertible securities. ING Global Brand Names Fund normally invests at least 65% of its assets in equity securities of large U.S. and foreign companies. The Fund generally expects these investments to be in common stocks of large companies with market capitalizations in excess of $10 billion.

     Both Pilgrim Worldwide Growth Fund and ING Global Brand Names Fund are subject to risks associated with investing primarily in equity securities, including market risks, issuer risks including credit risks, price volatility risks, and market trend risks. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. Market trend risk is the risk that the market may not favor the large company securities in which the Funds invest. The market could instead favor smaller company stocks, or not favor equities at all. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

     Both Funds may invest in smaller and medium-sized companies, and Pilgrim Worldwide Growth Fund may invest to a greater degree in these companies. Investment in smaller capitalization companies may involve greater risk than is customarily associated with securities of larger, more established companies. Smaller companies may experience relatively high growth rates and higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies. The securities of smaller and medium-size companies may trade in lower volume and may be less liquid than securities of larger, more established companies. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

     FOREIGN SECURITIES. Both Pilgrim Worldwide Growth Fund and ING Global Brand Names Fund may invest in foreign securities. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     EMERGING MARKETS SECURITIES. Pilgrim Worldwide Growth Fund may invest in emerging markets securities as a principal investment strategy. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.

     LACK OF DIVERSIFICATION. ING Global Brand Names Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified company.

     CHANGE IN PORTFOLIO MANAGER. Pilgrim Worldwide Growth Fund recently underwent a change in portfolio management. Since October 1, 2000, ING Pilgrim Investments has managed Pilgrim Worldwide Growth Fund directly; prior to that date, another investment adviser served as sub-adviser to the Fund. The current portfolio managers were not managing the Fund at the time of the performance information presented in this Proxy Statement/Prospectus. Shareholders bear the risk that the new portfolio managers will not be able to sustain the Fund's historical relative performance.

     With the assumption of portfolio management duties by ING Pilgrim Investments, portfolio turnover may be higher than usual in connection with the potential restructuring of the holdings of Pilgrim Worldwide Growth Fund to reflect the management style of ING Pilgrim Investments. Such potential restructuring may result in transactional costs to the Fund and may result in accelerated capital gain distribution as a result of the turnover.

     PORTFOLIO TURNOVER. Pilgrim Worldwide Growth Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

     TEMPORARY DEFENSIVE STRATEGIES. For both Funds, when the adviser or sub-adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Pilgrim Worldwide Growth Fund, see Appendix C: "Additional Information Regarding Pilgrim Worldwide Growth Fund."

     TOTAL OPERATING EXPENSES. The operating expenses of Pilgrim Worldwide Growth Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), are lower than those of ING Global Brand Names Fund, before giving effect to the expense limitation contract for ING Global Brand Names Fund described below. After giving effect to the expense limitation contract, the net expenses for Class A, Class B, and Class C shares of ING Global Brand Names Fund for the 12-month period ended June 30, 2000 were 1.53%, 2.18%, and 2.18%, respectively, which are lower than those of the same Classes of Pilgrim Worldwide Growth Fund. Without the expense limitation contract, the total operating expenses for Class A, Class B, and Class C shares of ING Global Brand Names Fund would have been 2.02%, 2.67%, and 2.67%, respectively, which are higher than those of the same Class of shares of Pilgrim Worldwide Growth Fund.

     MANAGEMENT FEE. Each Fund pays a management fee based on a percentage of the Fund's average daily net assets, as follows:

          ASSETS TO WHICH          ING GLOBAL BRAND      PILGRIM WORLDWIDE
            FEE APPLIES               NAMES FUND            GROWTH FUND
            -----------               ----------            -----------
     First $500 million                 1.00%                  1.00%
     Next $500 million                  1.00%                  0.90%
     Assets over $1 billion             1.00%                  0.85%

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) fee and service fee of Class A, Class B, and Class C shares of ING Global Brand Names Fund are the same as the distribution and service fee of Class A, Class B and Class C shares of Pilgrim Worldwide Growth Fund.

     EXPENSE LIMITATION ARRANGEMENTS. An expense limitation contract is in place for ING Global Brand Names Fund. Under the terms of the expense limitation contract, IMFC has agreed to limit the expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation contract for the Fund provides that it will remain in effect until February 28, 2001. There can be no assurances that the expense limitation contract will be continued after that date. The expense limitations for Class A, Class B and Class C shares of ING Global Brand Names Fund are 1.53%, 2.18% and 2.18%, respectively.

     Absent this expense limitation contract, the expense ratio for each Class of ING Global Brand Names Fund was higher than the expense ratio for the same Class of Pilgrim Worldwide Growth Fund. For the year ended June 30, 2000, for example, the expense ratio for Class A shares of ING Global Brand Names Fund was 2.02% compared to 1.67% for Pilgrim Worldwide Growth Fund. This information and similar information for the other Classes is shown in the table below entitled "Annual Fund Operating Expenses."

     EXPENSE TABLE. The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are annualized based upon the operating expenses incurred by Class A, Class B, and Class C shares for the 12-month period ended June 30, 2000. Expenses of ING Global Brand Names Fund are based upon expenses incurred for the 12-month period ended June 30, 2000, as adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000. PRO FORMA fees show estimated fees of Pilgrim Worldwide Growth Fund after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual charges. PRO FORMA numbers are estimated in good faith and are hypothetical.

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
        (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                                    DISTRIBUTION
                                                     (12b-1) AND
                                                     SHAREHOLDER               TOTAL FUND
                                       MANAGEMENT     SERVICING      OTHER     OPERATING     FEE WAIVER     NET FUND
                                          FEES         FEES(2)     EXPENSES     EXPENSES    BY ADVISER(3)   EXPENSES
                                          ----         -------     --------     --------    -------------   --------
CLASS A
 ING Global Brand Names Fund              1.00%         0.35%(4)     0.67%       2.02%         -0.49%        1.53%
 Pilgrim Worldwide Growth Fund            1.00%         0.35%        0.32%       1.67%           --          1.67%
 Pilgrim Worldwide Growth Fund
  after Reorganization (PRO FORMA)        1.00%         0.35%        0.28%       1.63%           --          1.63%

CLASS B
 ING Global Brand Names Fund              1.00%         1.00%        0.67%       2.67%         -0.49%        2.18%
 Pilgrim Worldwide Growth Fund            1.00%         1.00%        0.32%       2.32%           --          2.32%
 Pilgrim Worldwide Growth Fund
  after Reorganization (PRO FORMA)        1.00%         1.00%        0.28%       2.28%           --          2.28%

CLASS C
 ING Global Brand Names Fund              1.00%         1.00%        0.67%       2.67%         -0.49%        2.18%
 Pilgrim Worldwide Growth Fund            1.00%         1.00%        0.32%       2.32%           --          2.32%
 Pilgrim Worldwide Growth Fund
  after Reorganization (PRO FORMA)        1.00%         1.00%        0.28%       2.28%           --          2.28%

----------
(1) The fiscal year end for Pilgrim Worldwide Growth Fund is October 31. Prior to October 31, 2000, Pilgrim Worldwide Growth Fund's fiscal year end was June 30. The fiscal year end for ING Global Brand Names Fund is October 31. Expenses of Pilgrim Worldwide Growth Fund are based upon expenses incurred for the 12-month period ended June 30, 2000. Expenses of ING Global Brand Names Fund are based upon expenses incurred for the 12-month period ended June 30, 2000, as adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000. PRO FORMA expenses are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) ING Pilgrim Investments has entered into an expense limitation contract with respect to Pilgrim Worldwide Growth Fund, pursuant to which ING Pilgrim Investments has agreed to waive or limit its fees and to assume other expenses through at least October 31, 2001 so that total annual ordinary operating expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, expenses of any counsel or other persons or services retained by the Fund's trustees who are not "interested persons" of ING Pilgrim Investments) do not exceed 1.85%, 2.50%, and 2.50% for Class A, Class B, and Class C shares, respectively, subject to recoupment within three years. There can be no assurances that the expense limitation contract will remain in effect after October 31, 2001. Although ING Pilgrim Investments has implemented an expense limitation contract for Pilgrim Worldwide Growth Fund, the Fund's actual expenses are lower than the expense limitations contained in the contract. IMFC entered into an expense limitation contract that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for ING Global Brand Names Fund to annual rates of 1.53%, 2.18% and 2.18% for Class A, Class B, and Class C shares, respectively. IMFC has agreed that the expense limitations shown in the table will apply to ING Global Brand Names Fund until at least February 28, 2001. There is no assurance that the expense limitation will be continued after that date.
(4) Prior to November 6, 2000, the Class A distribution fee was 0.50% and the shareholder servicing fee was 0.25% of net assets.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of ING Global Brand Names Fund that are transferred to Pilgrim Worldwide Growth Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Pilgrim Worldwide Growth Fund, and the realization of taxable gains or losses for Pilgrim Worldwide Growth Fund.

     EXAMPLES. The examples are intended to help you compare the cost of investing in the each of the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                                                                                          PRO FORMA:
            ING GLOBAL BRAND NAMES FUND       PILGRIM WORLDWIDE GROWTH FUND          THE FUNDS COMBINED**
          -------------------------------    -------------------------------    -------------------------------
            1       3        5        10       1       3        5        10      1        3        5       10
          YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS
          ----    -----    -----    -----    ----    -----    -----    -----    ----    -----    -----    -----
Class A   $768   $1,172   $1,600   $2,788    $735   $1,071   $1,430   $2,438    $731   $1,060   $1,411   $2,397
Class B    770    1,129    1,615    2,846*    735    1,024    1,440    2,494*    731    1,012    1,420    2,453*
Class C    370      829    1,415    3,003     335      724    1,240    2,656     331      712    1,220    2,615

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

     You would pay the following expenses if you did not redeem your shares:

                                                                                          PRO FORMA:
            ING GLOBAL BRAND NAMES FUND       PILGRIM WORLDWIDE GROWTH FUND          THE FUNDS COMBINED**
          -------------------------------    -------------------------------    -------------------------------
            1       3        5        10       1       3        5        10      1        3        5       10
          YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS
          ----    -----    -----    -----    ----    -----    -----    -----    ----    -----    -----    -----
Class A   $768   $1,172   $1,600   $2,788    $735   $1,071   $1,430   $2,438    $731   $1,060   $1,411   $2,397
Class B    270      829    1,415    2,846*    235      724    1,240    2,494*    231      712    1,220    2,453*
Class C    270      829    1,415    3,003     235      724    1,240    2,656     231      712    1,220    2,615

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

GENERAL INFORMATION

     All share Classes of Pilgrim Worldwide Growth Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding Class of shares of ING Global Brand Names Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of ING Global Brand Names Fund will be included in the holding period of Pilgrim Worldwide Growth Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Pilgrim Worldwide Growth Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of ING Global Brand Names Fund were purchased by the shareholder. Pilgrim Worldwide Growth Fund and ING Global Brand Names Fund are each subject to the sales load structure described in the table below on new investments.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                 CLASS A    CLASS B    CLASS C
                                                 -------    -------    -------
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)              5.75%(1)   None        None

Maximum deferred sales charge (load)
 (as a percentage of the lower of original
 purchase price or redemption proceeds)           None(2)    5.00%(3)   1.00%(4)

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.
(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Shareholder Guide - Sales Charge Calculation" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year of purchase.

     Neither Pilgrim Worldwide Growth Fund nor ING Global Brand Names Fund have any redemption fees, exchange fees or sales charges on reinvested dividends.

SPECIAL RULES FOR CLASS A SHARES OF ING GLOBAL BRAND NAMES FUND

     Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of ING Global Brand Names Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of Pilgrim Worldwide Growth Fund. Shareholders of ING Global Brand Names Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charges on such purchases before and after November 6, 2000 were as follows:

                                                            TIME PERIOD DURING
                                       CDSC                 WHICH CDSC APPLIES
                               ---------------------     -----------------------
                               11/06/00      BEFORE      11/06/00       BEFORE
                               AND AFTER    11/06/00     AND AFTER     11/06/00
                               ---------    --------     ---------     --------
  CDSC ON PURCHASES OF:
  $1,000,000 to $2,499,999       1.00%        1.00%      24 Months     12 Months
  $2,500,000 to $4,999,999       0.50%        1.00%      12 Months     12 Months
  $5,000,000 and over            0.25%        1.00%      12 Months     12 Months

           ADDITIONAL INFORMATION ABOUT PILGRIM WORLDWIDE GROWTH FUND

INVESTMENT PERSONNEL

     Effective October 1, 2000, the international investments of Pilgrim Worldwide Growth Fund are co-managed by Richard T. Saler and Philip A. Schwartz. Mr. Saler has over 13 years of experience in international investments. He is Senior Vice President of ING Pilgrim Investments and held a similar position with Lexington Management Corporation ("LMC") prior to that firm's recent acquisition by the parent company of ING Pilgrim Investments in July, 2000. Mr. Saler has focused on international markets since joining LMC in 1986.

     Mr. Schwartz has over 12 years of experience in international investments. He is a Vice President at ING Pilgrim Investments, and held the same position with LMC prior to that firm's recent acquisition by the parent company of ING Pilgrim Investments in July, 2000. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining LMC in 1993, he was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, Mr. Schwartz was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker.

     Also effective October 1, 2000, Mary Lisanti and Jeffrey Bernstein are primarily responsible for the day-to-day management of the domestic equity component of the Pilgrim Worldwide Growth Fund. Ms. Lisanti, Executive Vice President and Chief Investment Officer - Domestic Equities of ING Pilgrim Investments, serves as Senior Portfolio Manager of Pilgrim Worldwide Growth Fund. Prior to joining ING Pilgrim Investments in October, 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer - Domestic Equities with Northstar Investment Management Corp. ("Northstar"), which subsequently merged into ING Pilgrim Investments. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

     Jeffrey Bernstein, Senior Vice President of ING Pilgrim Investments, serves as a Portfolio Manager of the domestic equity portion of Pilgrim Worldwide Growth Fund. Prior to joining ING Pilgrim Investments in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar, which subsequently merged into ING Pilgrim Investments. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of ING Global Brand Names Fund to Pilgrim Worldwide Growth Fund in exchange for shares of Pilgrim Worldwide Growth Fund. ING Global Brand Names Fund will distribute the shares of Pilgrim Worldwide Growth Fund received in the exchange to the shareholders of ING Global Brand Names Fund and then ING Global Brand Names Fund will be liquidated.

     After the Reorganization, each shareholder of ING Global Brand Names Fund will own shares in Pilgrim Worldwide Growth Fund having an aggregate value equal to the aggregate value of each respective Class of shares in ING Global Brand Names Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of the following Classes of shares of ING Global Brand Names Fund will receive shares of the corresponding Class of Pilgrim Worldwide Growth Fund.

     ING GLOBAL BRAND NAMES FUND             PILGRIM WORLDWIDE GROWTH FUND
     ---------------------------             -----------------------------
               Class A                                  Class A
               Class B                                  Class B
               Class C                                  Class C

In the interest of economy and convenience, shares of Pilgrim Worldwide Growth Fund will not be represented by physical certificates, unless you request them in writing.

     Until the Closing, shareholders of ING Global Brand Names Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Pilgrim Worldwide Growth Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of ING Global Brand Names Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September, 2000, ING Groep N.V., the indirect parent company of IMFC, the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same Fund group. In addition, many of the ING Funds are small Funds, and IMFC and ING Pilgrim Investments believe that the reorganizations may benefit Fund shareholders by resulting in larger, more viable surviving funds. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     The proposed Reorganization was presented to the Board of Trustees of ING Funds Trust, on behalf of ING Global Brand Names Fund, for consideration at a meeting held on October 25, 2000 and for approval at a meeting held on November 16, 2000. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of ING Funds Trust, determined that the interests of the shareholders of ING Global Brand Names Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of ING Global Brand Names Fund and its shareholders.

     The Reorganization will allow ING Global Brand Names Fund's shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve an objective of long-term capital appreciation. As shareholders of Pilgrim Worldwide Growth Fund, these shareholders will be able to exchange into other mutual funds in the group of Pilgrim Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the Pilgrim Funds and Classes available after the reorganization is contained in Appendix D.

     The Board of Trustees of Pilgrim Worldwide Growth Fund also has approved the reorganization of another fund, Pilgrim Global Corporate Leaders Fund, into Pilgrim Worldwide Growth Fund. If shareholders of Pilgrim Global Corporate Leaders Fund approve that reorganization, it is expected that that reorganization will occur during the first quarter of 2001.

     BOARD CONSIDERATIONS. The Board of Trustees of ING Funds Trust, on behalf of ING Global Brand Names Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1)  the plans of  management  to integrate  the Pilgrim  Funds and the ING
          Funds;

     (2) expense ratios and information regarding fees and expenses of ING Global Brand Names Fund and Pilgrim Worldwide Growth Fund including the expense limitation contract offered by IMFC for ING Global Brand Names Fund;

     (3) estimates that show that combining the Funds is expected to result in lower expense ratios in the absence of management subsidies, because of economies of scale expected to result from an increase in the asset size of the reorganized Fund;

     (4) the Reorganization would not dilute the interests of ING Global Brand Names Fund's current shareholders;

     (5) the relative investment performance and risks of Pilgrim Worldwide Growth Fund as compared to ING Global Brand Names Fund;

     (6)  the  similarity  of  Pilgrim   Worldwide   Growth  Fund's   investment
          objectives, policies and restrictions with those of ING Global Brand Names Fund;

     (7)  the  investment   resources  of  ING  Pilgrim   Investments   and  the
          distribution capabilities of ING Pilgrim Securities, Inc., distributor of Pilgrim Worldwide Growth Fund;

     (8) the quality and caliber of services that have been enjoyed by shareholders of Pilgrim Worldwide Growth Fund;

     (9)  alternatives to combining the Funds;

     (10) concerns about the continued viability of ING Global Brand Names Fund given the asset size of the Fund;

     (11) the costs to be borne by ING Global Brand Names Fund, Pilgrim Worldwide Growth Fund and ING Pilgrim Investments; and

     (12) the tax-free nature of the Reorganization to ING Global Brand Names Fund and its shareholders.

     The Board of Trustees also considered the future potential benefits to ING Pilgrim Investments in that its costs to limit the expenses of Pilgrim Worldwide Growth Fund are likely to be reduced if the Reorganization is approved.

     THE TRUSTEES OF ING FUNDS TRUST, ON BEHALF OF ING GLOBAL BRAND NAMES FUND, RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH PILGRIM WORLDWIDE GROWTH FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither ING Global Brand Names Fund nor its shareholders nor Pilgrim Worldwide Growth Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by ING Funds Trust and Pilgrim Mutual Funds.

     Immediately prior to the Reorganization, ING Global Brand Names Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of ING Global Brand Names Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of ING Global Brand Names Fund's shareholders.

     As of October 31, 2000, Pilgrim Worldwide Growth Fund had accumulated capital loss carryforwards of approximately $3,925,607. After the Reorganization, the losses of Pilgrim Worldwide Growth Fund will be available to Pilgrim Worldwide Growth Fund to offset its capital gains, although the amount of these losses which may offset Pilgrim Worldwide Growth Fund's future capital gains in any given year may be limited. The ability of Pilgrim Worldwide Growth Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of Pilgrim Worldwide Growth Fund's capital loss carryforwards currently are available only to pre-reorganization shareholders of that Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of Pilgrim Worldwide Growth Fund.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, adviser to Pilgrim Worldwide Growth Fund, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset value immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Pilgrim Worldwide Growth Fund is a series of Pilgrim Mutual Funds, which is a Delaware business trust. ING Global Brand Names Fund is a series of ING Funds Trust, which is a Delaware business trust. Pilgrim Mutual Funds is governed by a Board of Trustees consisting of eleven members. ING Funds Trust is governed by a Board of Trustees consisting of four members.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the principal distributor for both Funds.

     The Pilgrim Worldwide Growth Fund also offers Class Q shares, which have different expenses that may affect their performance. You can obtain more information about this Class by calling 1-800-992-0180.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Both Pilgrim Worldwide Growth Fund and ING Global Brand Names Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by ING Global Brand Names Fund's shareholders, then as soon as practicable before the Closing, ING Global Brand Names Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000 and on a PRO FORMA basis as of June 30, 2000 giving effect to the Reorganization:

                                                                NET ASSET
                                                                  VALUE         SHARES
                                                  NET ASSETS    PER SHARE     OUTSTANDING
                                                  ----------    ---------     -----------
ING GLOBAL BRAND NAMES FUND
 Class A                                   $      37,991,675     $ 12.94       2,935,992
 Class B                                   $       5,398,879     $ 12.81         421,438
 Class C                                   $      14,137,604     $ 12.82       1,103,034
 Class X(1)                                $       2,752,977     $ 12.82         214,788

PILGRIM WORLDWIDE GROWTH FUND
 Class A                                   $     235,341,134     $ 29.98       7,849,453
 Class B                                   $     130,988,092     $ 33.66       3,891,880
 Class C                                   $     239,432,294     $ 29.92       8,001,360
 Class Q                                   $      54,417,750     $ 34.53       1,575,894

PILGRIM WORLDWIDE GROWTH FUND PRO FORMA
 INCLUDING ING GLOBAL BRAND NAMES FUND
 Class A                                   $     273,332,809     $ 29.98       9,116,687
 Class B                                   $     139,139,948     $ 33.66       4,134,062
 Class C                                   $     253,569,898     $ 29.92       8,473,874
 Class Q                                   $      54,417,750     $ 34.53       1,575,894

----------
(1) Class X shares merged into Class B shares effective November 17, 2000.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about January 25, 2001. Shareholders of ING Global Brand Names Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Funds Trust and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with ING Global Brand Names Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy card will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of ING Funds Trust that may be presented at the Special Meeting.

VOTING RIGHTS

     Shareholders of ING Global Brand Names Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

     Shareholders of ING Global Brand Names Fund at the close of business on December 26, 2000 (the "Record Date") will be entitled to be present and give voting instructions for ING Global Brand Names Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 4,976,583 shares of ING Global Brand Names Fund were outstanding and entitled to vote.

     Approval of the Reorganization requires the vote of a majority of the shares of the ING Global Brand Names Fund present in person or by proxy.

     The holders of one-third of the outstanding shares shall constitute a quorum. In the absence of a quorum, the vote of any lesser number shall be sufficient to adjourn the Special Meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will not have the same effect as a vote against the Reorganization.

     ING Global Brand Names Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the ING Global Brand Names Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     As of January 1, 2001, ING America Insurance Holdings, Inc. ("ING") owns 41.99% of the outstanding voting shares of the ING Global Brand Names Fund, and therefore may control the Fund. ING intends to vote its shares in favor of the Reorganization.

     To the knowledge of ING Funds Trust, as of November 1, 2000, no current Trustee owned 1% or more of the outstanding shares of ING Global Brand Names Fund, and the officers and Trustees owned, as a group, less than 1% of the shares of ING Global Brand Names Fund.

     Appendix E hereto lists the persons that, as of January 1, 2001, owned beneficially or of record 5% or more of the outstanding shares of any Class of ING Global Brand Names Fund or Pilgrim Worldwide Growth Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     ING Funds Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     ING Funds Trust is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ING Fund Trust's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Funds Trust will furnish, without charge, a copy of the most recent Annual Report regarding ING Global Brand Names Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to ING Funds Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or by calling 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             /s/ James M. Hennessy

                                             James M. Hennessy,
                                             Secretary

January 25, 2001
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

                                   APPENDIX A

                          PILGRIM WORLDWIDE GROWTH FUND

     Set forth below is an excerpt from Pilgrim Worldwide Growth Fund's Annual Report, dated October 31, 2000, regarding the Fund's performance.

     PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Portfolio Manager; Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager.

     GOAL: The Fund seeks to invest at least 65% of its assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The fund may invest in countries with emerging securities markets when portfolio managers believe they present attractive opportunities.

     US MARKET: The Fund seeks to invest in equity securities the portfolio managers feel have above-average prospects for growth. The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years. They also seek to provide a framework for identifying the industries and companies they believe may benefit most.

     FOREIGN MARKETS: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks, which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate market risks. The portfolio managers focus on various factors, including valuation, catalysts to stock price appreciation, quality of management and financial measures.

     MARKET OVERVIEW:

     US MARKET: In what is proving to be an extremely difficult year for equity investors, US markets continued to struggle during the month of October. Evidence that the US economy has slowed significantly appeared not just in macroeconomic data, but also in the earnings performance and outlook for many of the leading companies in the US and the world. While the Consumer Price Index showed a higher than expected gain of 0.50% in September, economic growth and manufacturing activity slowed significantly. Third quarter GDP reported economic growth of 2.70%, well below the expected 3.50% growth, and the National Association of Purchasing Management Index indicated a contraction in manufacturing activity with a reading of 48.3. Meanwhile, the Euro sank to an all-time low before a central bank intervention spurred a recovery late in October. As retailers voiced concerns over weak Christmas sales and other third quarter reports disappointed the markets, investors became very defensive during the month. The slowdown in the rate of change in earnings growth for technology stocks became apparent, and investors shunned the sector in favor of safer sectors such as consumer staples, basic materials, and transportation.

     The slowing economy and earnings growth in the technology sector weighed heavily on the US stock market in October. All of the major US indices were dragged lower during the month with the exception of the Dow Jones Industrial Average, which was helped mainly by General Electric's acquisition of fellow index-component Honeywell. The DJIA rose 3.00% in October but has now lost 4.58% in 2000. The NASDAQ Composite slumped again, falling 8.26% during the month; the technology-heavy benchmark has now lost 17.19% this year. Smaller stocks fared no better, as the Russell 2000 Index dropped 4.46% in October and has a loss of 0.47% in 2000. The S&P Midcap still has a year to date gain of 18.07% despite dropping 3.39% during the month.

     FOREIGN MARKETS: Structural reform and technology themes were among the positive factors driving foreign markets higher in the first six months of the fiscal year ended October 31, 2000. In the fiscal second half, concerns over rising oil prices, higher interest rates and a declining Euro caused a correction in technology shares. Sentiment was further dampened by earnings disappointments in a range of industries, along with concerns about the future strength of economic growth. The MSCI World Index gained 1.40% in the period. European markets declined as the European Central Bank raised interest rates in order to bolster the Euro. Technology heavy markets, such as Sweden and Finland, were especially weak later in the fiscal year after posting strong gains in the first half. The MSCI Japan Index fell by 7.60% during the year, relating to concerns over the sustainability of economic recovery. Many leading stocks in Japan also declined in tandem with the global technology correction.

     PERFORMANCE: For the year ended October 31, 2000, the Pilgrim Worldwide Growth Fund's class A shares, excluding sales charges, provided a total return of 14.94% versus a gain in the MSCI World Index of 1.39% for the same period.

     However, the Fund fell 8.28% in October and has now lost 15.27% in the year 2000, trailing the benchmark MSCI World Index, which fell 1.66% in October and is now down 8.79% for the year.

     US MARKET: Domestically, during October, the Fund received a positive contribution from financial stocks but was dragged lower by the energy and telecommunications sectors. Among the individual stocks that contributed to performance were Adobe Systems, Comverse Technology, Microsoft, and Fannie Mae.

     FOREIGN MARKETS: With respect to overseas equities, lower exposure to European markets and the Euro contributed positively throughout the period.

     MARKET OUTLOOK:

     US MARKET: While October may have been a difficult month for US markets, there are more things about the market that are clearly known. First, the economy has clearly slowed. Second, earnings growth in the technology sector is slowing while picking up in other sectors, and third, there is a shift where the users of technology are gaining more benefit from the producers of technology. While the market may be under pressure until the presidential race is resolved, we feel that the market is in the process of forming a bottom, and interest rates will probably decline from here. While the aggregate benchmarks may be challenging, active portfolio managers will have an opportunity to significantly outperform the major indices. There is a tremendous amount of secular change occurring in today's global economy, as companies struggle to adapt to rapid technological innovation. These secular changes are more powerful than the cyclical changes, and identification of these changes will be the key to navigating equity markets going forward.

     FOREIGN MARKETS: In the year going forward, the developing global economic slowdown is at risk of further adversely affecting earnings. In the medium and longer-term, international markets remain attractive. The positive themes of restructuring and the growing equity culture abroad are still very much in place, and will continue to spur earnings growth.

     PORTFOLIO STRATEGY:

     US MARKET: In this environment, we believe that Fund is well positioned to benefit going forward. Not all companies will be successful despite the continued growth in the US economy (albeit at a slower rate), and therefore, broad sector investments will not result in the returns of the recent past. This "market of stocks" with a wide dispersion of returns within individual sectors will create a very different market environment from the "stock market" of the last few years. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

     FOREIGN MARKETS: The fund will continue to emphasize securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

                                     CLASS A

                                                             4/19/93     10/93       10/94     10/95      10/96
                                                             -------     -----       -----     -----      -----
Pilgrim Worldwide Growth Fund Class A With Sales Charge       9,427      10,732     11,689     12,471    14,296
Pilgrim Worldwide Growth Fund Class A Without Sales Charge   10,000      11,384     12,400     13,229    15,165
MSCI World Index                                             10,000      10,932     11,824     13,010    15,200


                                                              10/97     10/98     10/99    10/31/00
                                                              -----     -----     -----    --------
Pilgrim Worldwide Growth Fund Class A With Sales Charge      17,421    19,728     32,483    37,336
Pilgrim Worldwide Growth Fund Class A Without Sales Charge   18,480    20,927     34,458    39,606
MSCI World Index                                             17,822    20,618     25,840    26,200

                                     AVERAGE ANNUAL TOTAL RETURNS FOR
                                    THE PERIODS ENDED OCTOBER 31, 2000
                           -----------------------------------------------------
                                              SINCE INCEPTION    SINCE INCEPTION
                                              OF CLASS A AND C      OF CLASS B
                           1 YEAR     5 YEAR      4/19/93             5/31/95
                           ------     ------      -------             -------
Including Sales Charge:
  Class A (1)               8.32%     23.06%       19.09%                --
  Class B (2)               9.18%     23.61%       --                 23.25%
  Class C (3)              13.24%     23.76%       19.28%                --
Excluding Sales Charge:
  Class A                  14.94%     24.52%       20.03%                --
  Class B                  14.18%     23.78%          --              23.33%
  Class C                  14.24%     23.76%       19.28%                --
MSCI World Index            1.39%     15.03%       13.70%(4)          14.63%(5)

----------
(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 2%, respectively, for the 1 year, 5 year and since inception returns.
(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.
(4)  Since inception performance for the index is shown from 05/01/93.
(5)  Since inception performance for the index is shown from 06/01/95.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Worldwide Growth Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS LETTER CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

     PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price availability than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 16th day of November, 2000, by and between Pilgrim Mutual Funds, a Delaware business trust (the "Pilgrim Trust"), with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, Pilgrim Worldwide Growth Fund (the "Acquiring Fund"), and ING Funds Trust, a Delaware business trust (the "ING Trust") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, ING Global Brand Names Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, and Class C voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Pilgrim Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the ING Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B, and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, and Class C Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures instead in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2. The net asset value of a Class A, Class B, and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3. The number of the Class A, Class B, and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be February 23, 2001, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2. The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Acquired Fund Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the ING Trust, the ING Trust on behalf of the Acquired Fund represents and warrants to the Pilgrim Trust as follows:

          (a) The Acquired Fund is duly organized as a series of ING Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under ING Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) ING Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the ING Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ING Trust on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Pilgrim Trust on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. ING Trust on behalf of the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 1999 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the ING Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

          (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Pilgrim Trust, the Pilgrim Trust on behalf of the Acquiring Fund represents and warrants to the ING Trust as follows:

          (a) The Acquiring Fund is duly organized as a series of Pilgrim Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under Pilgrim Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) Pilgrim Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Pilgrim Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Pilgrim Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Pilgrim Trust on behalf of the Acquiring Fund is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the ING Trust on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Pilgrim Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. Pilgrim Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at June 30, 2000 have been audited by KMPG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (i) Since June 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Pilgrim Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Pilgrim Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Class A, Class B, and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by Pilgrim Trust;

          (o) The information to be furnished by the Pilgrim Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

          (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

          (q) Either the Acquiring Fund or ING Pilgrim Investments, Inc. shall purchase and maintain a Directors and Officers errors and omissions insurance policy ("D&O/E&O Policy") for the benefit of Joseph Hankin and Jack Rehm containing substantially the same form and amount of coverage as each had under a D&O/E&O Policy of the Acquired Fund, such D&O/E&O Policy to be effective as of the Closing Date and continuing until the sixth (6th) anniversary of the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Class A, Class B, and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, and Class C Acquiring Fund Shares received at the Closing.

     5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. ING Trust on behalf of the Acquired Fund covenants that ING Trust will, from time to time, as and when reasonably requested by the Pilgrim Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Pilgrim Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm
(a) the ING Trust's on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereby, and (b) the Pilgrim Trust's on behalf of the Acquiring Fund's, title to and possession of all the assets, and otherwise to carry out the intent and purpose of this Agreement.

     5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the ING Trust on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at ING Trust's election, to the performance by the Pilgrim Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Pilgrim Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Pilgrim Trust shall have delivered to the ING Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the ING Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Pilgrim Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the ING Trust shall reasonably request;

     6.3. The Pilgrim Trust on behalf of the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Pilgrim Trust on behalf of the Acquiring Fund on or before the Closing Date; and

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Pilgrim Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Pilgrim Trust's election, to the performance by the ING Trust on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the ING Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The ING Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the ING Trust;

     7.3. The ING Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Pilgrim Trust and dated as of the Closing Date, to the effect that the representations and warranties of the ING Trust on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Pilgrim Trust shall reasonably request;

     7.4. The ING Trust on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the ING Trust on behalf of the Acquired Fund, on or before the Closing Date;

     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the ING Trust on behalf of the Acquired Fund or the Pilgrim Trust on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of ING Trust's Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Pilgrim Trust or the ING Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received the opinion of Dechert addressed to the ING Trust and the Pilgrim Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Pilgrim Trust and the ING Trust. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1. The Pilgrim Trust, out of the Acquiring Fund's assets, agrees to indemnify and hold harmless the ING Trust and each of ING Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the ING Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the Pilgrim Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The ING Trust, out of the Acquired Fund's assets, agrees to indemnify and hold harmless the Pilgrim Trust and each of the Pilgrim Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Pilgrim Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the ING Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1. The Pilgrim Trust on behalf of the Acquiring Fund and ING Trust on behalf of the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Pilgrim Trust and the ING Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 30, 2001, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the ING Trust and the Pilgrim Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, and Class C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the ING Trust, 7337 E. Doubletree Ranch Road, Scottsdale Arizona 85258, attn: James M. Hennessy, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10169, attn: Steven R. Howard; and to the Pilgrim Trust, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Pilgrim Trust or ING Trust personally, but shall bind only the trust property of the Acquiring Fund or the Acquired Fund, as provided in the Declaration of Trust of the Pilgrim Trust or ING Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                               PILGRIM MUTUAL FUNDS on behalf of
                                      its PILGRIM WORLDWIDE GROWTH FUND
                                      series


_______________________________       By:_______________________________________
SECRETARY

                                      Its:______________________________________


Attest:                               ING FUNDS TRUST on behalf of its
                                      ING GLOBAL BRAND NAMES FUND series


_______________________________       By:_______________________________________
SECRETARY

                                      Its:______________________________________

                                                                      APPENDIX C

         ADDITIONAL INFORMATION REGARDING PILGRIM WORLDWIDE GROWTH FUND
                                  (THE "FUND")

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to three separate Classes of the Fund*: Class A, Class B, and Class C, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Global Brand Names Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of ING Global Brand Names Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund involved in the Reorganization are shown and contrasted in the chart below.

                                                  CLASS A         CLASS B         CLASS C
                                                  -------         -------         -------
Maximum Initial Sales Charge on Purchases          5.75%(1)          None           None
Contingent Deferred Sales Charge ("CDSC")          None(2)           5.00%(3)       1.00%(4)
Annual Service and Distribution (12b-1) Fees(5)    0.35%             1.00%          1.00%
Maximum Purchase                                 Unlimited       $250,000         Unlimited
Automatic Conversion to Class A                     N/A          8 Years(6)         N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemptions within 1 year of purchase.
(5)  Annual asset-based distribution charge.
(6) Class B shares of the Fund issued to shareholders of ING Global Brand Names Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of ING Global Brand Names Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

----------
* Only the share Classes affected by the Reorganization are discussed in the Shareholder Guide although other share Classes are available.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                         AS A % OF THE        AS A %
             YOUR INVESTMENT            OFFERING PRICE        OF NAV
             ---------------            --------------        ------
           Less than $50,000                 5.75%            6.10%
           $50,000 - $99,999                 4.50%            4.71%
           $100,000 - $249,999               3.50%            3.63%
           $250,000 - $499,999               2.50%            2.56%
           $500,000 - $1,000,000             2.00%            2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                           PERIOD DURING
                                                            WHICH CDSC
             YOUR INVESTMENT                  CDSC            APPLIES
             ---------------                  ----            -------
           $1,000,000 - $2,499,999           1.00%            2 years
           $2,500,000 - $4,999,999           0.50%            1 year
           $5,000,000 and over               0.25%            1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of ING Global Brand Names Fund that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% from the date of purchase of the original shares of ING Global Brand Names Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the SAI for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fee of Class A shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

                YEAR OF REDEMPTION AFTER PURCHASE           CDSC
                ---------------------------------           ----
                First                                        5%
                Second                                       4%
                Third                                        3%
                Fourth                                       3%
                Fifth                                        2%
                Sixth                                        1%
                After Sixth Year                            None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of ING Global Brand Names Fund will convert to Class A shares eight years after the purchase of the original shares of ING Global Brand Names Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's SAI.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     (1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     (2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, as described in the Prospectus, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     (3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at 1-800-992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund may reinvest some or all of the proceeds in the same share Class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     RULE 12b-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B and Class C shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that Class):

                              SERVICING FEE      DISTRIBUTION FEE
                              -------------      ----------------
             Class A              0.25%                0.10%
             Class B              0.25%                0.75%
             Class C              0.25%                0.75%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class C shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

     The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized  retirement  plan is $100,  plus monthly  investments of at least
$100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any Class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days' or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's SAI.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in the Fund's Prospectus under "Purchasing Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of one Class of the Fund generally, may be exchanged for shares of that same Class of any other open-end Pilgrim fund or ING fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund or ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Fund's SAI.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days' or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than a result of a decline in the NAV per share. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a Pilgrim Fund or ING Fund which offers Class A, Class B or Class C shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

     For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers, LLP, independent accountants. For all periods ending prior to October 31, 2000, the financial information was audited by other independent accountants.

                                                                                CLASS A
                                              ----------------------------------------------------------------------------
                                                FOUR
                                               MONTHS                   THREE
                                                ENDED        YEAR       MONTHS
                                               OCTOBER       ENDED      ENDED                 YEAR ENDED MARCH 31,
                                                 31,       JUNE 30,    JUNE 30,    ---------------------------------------
                                              2000(6)(7)     2000      1999(1)      1999       1998       1997      1996
                                              ----------     ----      -------      ----       ----       ----      ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period  $         29.98       23.58       21.39      19.33      16.88      16.57      14.29
 Income from investment operations:
 Net investment income (loss)          $         (0.07)      (0.15)         --      (0.02)      0.04      (0.16)     (0.07)
 Net realized and unrealized gains
  (loss) on investments                $         (3.55)       9.62        2.19       5.78       5.33       2.20       2.86
 Total from investment operations                (3.62)       9.47        2.19       5.76       5.37       2.04       2.79
 Less distributions from:
 Net investment income                 $            --          --          --      (0.06)        --         --      (0.12)
 Net realized gains on investments     $            --       (3.07)         --      (3.64)     (2.92)     (1.73)     (0.39)
 Total distributions                   $            --       (3.07)         --      (3.70)     (2.92)     (1.73)     (0.51)
 Net asset value, end of period        $         26.36       29.98       23.58      21.39      19.33      16.88      16.57
TOTAL RETURN(3):                       %        (12.07)      42.43       10.24      33.56      34.55      12.51      19.79
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $       246,590     235,341      66,245     49,134     38,647     24,022     23,481
 Ratios to average net assets:
 Net expenses after expense
  reimbursement (recoupment)(4)(5)     %          1.61        1.67        1.75       1.86       1.86       1.85       1.85
 Gross expenses prior to expense
  reimbursement (recoupment)(4)        %          1.61        1.67        1.75       2.02       2.21       2.17       2.17
 Net investment income (loss) after
  expense reimbursement(4)(5)          %         (0.71)      (0.79)      (0.03)     (0.62)     (0.69)     (0.93)     (0.35)
 Portfolio turnover                    %            71         169          57        247        202        182        132

                                                                               CLASS B
                                              ------------------------------------------------------------------------
                                                 FOUR
                                                MONTHS                 THREE
                                                ENDED        YEAR      MONTHS                                 MAY 31,
                                               OCTOBER      ENDED      ENDED        YEAR ENDED MARCH 31,    1995(2) TO
                                                 31,       JUNE 30,   JUNE 30,    ------------------------   MARCH 31,
                                              2000(6)(7)     2000      1999(1)     1999      1998     1997     1996
                                              ----------     ----      -------     ----      ----     ----     ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period  $        33.66        26.64      24.21      20.10     16.02    14.34    12.50
 Income from investment operations:
 Net investment income (loss)          $        (0.15)       (0.28)     (0.03)     (0.08)    (0.17)   (0.14)   (0.05)
 Net realized and unrealized gains
  (loss) on investments                $        (3.99)       10.76       2.46       6.25      5.44     1.82     1.89
 Total from investment operations               (4.14)       10.48       2.43       6.17      5.27     1.68     1.84
 Less distributions from:
 Net investment income                 $           --           --         --      (0.01)       --       --       --
 Net realized gains on investments     $           --        (3.46)        --      (2.05)    (1.19)      --       --
 Total distributions                   $           --        (3.46)        --      (2.06)    (1.19)      --       --
 Net asset value, end of period        $        29.52        33.66      26.64      24.21     20.10    16.02    14.34
TOTAL RETURN(3):                       %       (12.27)       41.54      10.04      32.74     34.03    11.72    14.72
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $      126,756      130,988     27,938     18,556    10,083    5,942    1,972
 Ratios to average net assets:
 Net expenses after expense
  reimbursement (recoupment)(4)(5)     %         2.26         2.32       2.40       2.51      2.51     2.50     2.50
 Gross expenses prior to expense
  reimbursement (recoupment)(4)        %         2.26         2.32       2.40       2.67      2.70     4.81     9.50
 Net investment income (loss) after
  expense reimbursement(4)(5)          %        (1.37)       (1.44)     (0.68)     (1.31)    (1.37)   (1.62)   (1.28)
 Portfolio turnover                    %           71          169         57        247       202      182      132

                                                                                CLASS C
                                              -------------------------------------------------------------------------
                                                FOUR
                                               MONTHS                   THREE
                                                ENDED        YEAR       MONTHS
                                               OCTOBER       ENDED      ENDED             YEAR ENDED MARCH 31,
                                                 31,       JUNE 30,    JUNE 30,    ------------------------------------
                                              2000(6)(7)     2000      1999(1)      1999      1998     1997      1996
                                              ----------     ----      -------      ----      ----     ----      ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period  $         29.92       23.69       21.52      19.05     16.92    16.76     14.44
 Income from investment operations:
 Net investment income (loss)          $          0.13       (0.33)      (0.04)     (0.20)    (0.19)   (0.28)    (0.21)
 Net realized and unrealized gains
  (loss) on investments                $         (3.53)       9.65        2.21       5.83      5.41     2.23      2.92
 Total from investment operations                (3.66)       9.32        2.17       5.63      5.22     1.95      2.71
 Less distributions from:
 Net investment income                 $            --          --          --      (0.01)       --       --     (0.01)
 Net realized gains on investments     $            --       (3.09)         --      (3.15)    (3.09)   (1.79)    (0.38)
 Total distributions                   $            --       (3.09)         --      (3.16)    (3.09)   (1.79)    (0.39)
 Net asset value, end of period        $         26.26       29.92       23.69      21.52     19.05    16.92     16.76
TOTAL RETURN(3):                       %        (12.23)      41.48       10.08      32.73     33.72    11.81     18.95
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $       213,843     239,432     111,250     98,470    84,292   70,345    71,155
 Ratios to average net assets:
 Net expenses after expense
  reimbursement (recoupment)(4)(5)     %          2.26        2.32        2.40       2.51      2.51     2.50      2.50
 Gross expenses prior to expense
  reimbursement (recoupment)(4)        %          2.26        2.32        2.40       2.67      2.77     2.61      2.57
 Net investment income (loss) after
  expense reimbursement(4)(5)          %         (1.37)      (1.44)      (0.68)     (1.28)    (1.34)   (1.57)    (0.99)
 Portfolio turnover                    %            71         169          57        247       202      182       132

----------
(1) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(2)  Commencement of offering of shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                                                                      APPENDIX D

     The following is a list of the Pilgrim Funds and ING Funds, which are managed by an affiliate of ING Pilgrim Investments, and the Classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:

FUND                                                      CLASSES OFFERED
----                                                      ---------------
ING FUNDS
U.S. EQUITY
Internet Fund                                               A, B and C
Tax Efficient Equity Fund                                   A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                        A, B and C
Global Communications Fund                                  A, B and C
Global Information Technology Fund                          A, B and C

FIXED INCOME
High Yield Bond Fund                                        A, B and C
Intermediate  Bond Fund                                     A, B and C
Money Market Fund                                           A, B, C and I
National Tax-Exempt Bond Fund                               A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                               A, B, C, Q and T
Bank and Thrift Fund                                        A and B
Convertible Fund                                            A, B, C and Q
Corporate Leaders Trust Fund                                A
Growth and Income Fund                                      A, B, C and Q
Growth + Value Fund                                         A, B, C and Q
Growth Opportunities Fund                                   A, B, C, Q, I and T
LargeCap Growth Fund                                        A, B, C and Q
MagnaCap Fund                                               A, B, C, Q and M
MidCap Growth Fund                                          A, B, C and Q
MidCap Opportunities Fund                                   A, B, C, Q and I
Research Enhanced Index Fund                                A, B, C, Q and I
SmallCap Growth Fund                                        A, B, C and Q
SmallCap Opportunities Fund                                 A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                    A, B and M
Emerging Countries Fund                                     A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)              A
International Fund                                          A, B, C and Q
International Core Growth Fund                              A, B, C and Q
International SmallCap Growth Fund                          A, B, C and Q
International Value Fund                                    A, B, C and Q
Troika Dialog Russia Fund                                   A
Worldwide Growth Fund                                       A, B, C and Q

FIXED INCOME
GNMA Income Fund                                            A, B, C, Q, M and T
High Yield Fund                                             A, B, C, Q and M
High Yield Fund II                                          A, B, C, Q and T
Lexington Money Market Trust                                A
Pilgrim Money Market Fund                                   A, B and C
Strategic Income Fund                                       A, B, C and Q

                                                                      APPENDIX E

     As of January 1, 2001, no persons owned beneficially or of record 5% or more of the outstanding shares of any Class of Pilgrim Worldwide Growth Fund.

     As of January 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of ING Global Brand Names Fund:

                                         CLASS AND       % OF CLASS        % OF FUND         % OF FUND
                                          TYPE OF          BEFORE            BEFORE            AFTER
NAME AND ADDRESS                         OWNERSHIP     REORGANIZATION    REORGANIZATION    REORGANIZATION
----------------                         ---------     --------------    --------------    --------------
ING America Insurance Holdings, Inc.      Class A           70.54%           41.99%             3.41%
Investment Accounts                    Record Holder
Attn: David S Pendergrass
5780 Powers Ferry Road, NW
Atlanta, GA 30327-4347

Tribal Government                         Class C           91.62%           23.63%             1.90%
Forest County Potawatomi Children      Record Holder
PO Box 340
Crandon, WI 54520

                                     PART B

                              PILGRIM MUTUAL FUNDS
              ----------------------------------------------------

                       Statement of Additional Information
                                January 19, 2001

              ----------------------------------------------------

Acquisition of the Assets and Liabilities     By and in Exchange for Shares of
of ING Global Brand Names Fund                Pilgrim Worldwide Growth Fund
(a series of ING Funds Trust)                 (a series of Pilgrim Mutual Funds)
7337 East Doubletree Ranch Road               7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258                     Scottsdale, Arizona 85258

This Statement of Additional Information is available to the Shareholders of ING Global Brand Names Fund in connection with a proposed transaction whereby all of the assets and liabilities of ING Global Brand Names Fund, a series of ING Funds Trust, will be transferred to Pilgrim Worldwide Growth Fund, a series of Pilgrim Mutual Funds, in exchange for shares of Pilgrim Worldwide Growth Fund.

This Statement of Additional Information of Pilgrim Mutual Funds consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim Worldwide Growth Fund, dated November 1, 2000, as filed on November 1, 2000 and ING Funds Trust, dated November 6, 2000, as filed on November 13, 2000, respectively.

2. The Financial Statements of Pilgrim Worldwide Growth Fund are included in the Annual Report of Pilgrim Mutual Funds dated October 31, 2000, as filed on January 10, 2001.

3. The Financial Statements of ING Global Brand Names Fund are included in the Annual Report of ING Funds Trust dated October 31, 2000, as filed on January 10, 2001.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated January 25, 2001 relating to the reorganization of ING Global Brand Names Fund may be obtained, without charge, by writing to ING Pilgrim Investments, Inc. at 7337 East Doubletree Ranch Road, Scottsdale,
Arizona 85258 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                      PILGRIM
                                                      PILGRIM          ING                           WORLDWIDE
                                                     WORLDWIDE        GLOBAL                           GROWTH
                                                      GROWTH       BRAND NAMES     PRO FORMA           FUND
                                                       FUND            FUND       ADJUSTMENTS       (PRO FORMA)
                                                   -------------   ------------   -----------      -------------
ASSETS:
Investments in securities at market value*         $ 639,095,933   $ 59,073,328                    $ 698,169,261
Repurchase Agreements                                 27,281,000      1,036,000                       28,317,000
Foreign Currency **                                          398             --                              398
Cash                                                      23,559          7,115                           30,674
Due to affiliate                                              --         10,763                           10,763
Receivables:                                                                                                  --
  Fund shares sold                                     4,498,998         59,027                        4,558,025
  Dividends and interest                                 622,494         56,880                          679,374
  Investment securities sold                           8,129,229        167,782                        8,297,011
Prepaid expenses                                          92,703         21,498                          114,201
                                                   -------------   ------------   -----------      -------------
         Total Assets                                679,744,314     60,432,393                      740,176,707
                                                   -------------   ------------   -----------      -------------
LIABILITIES:
Payable for investment securities purchased           15,496,676             --                       15,496,676
Payable for fund shares redeemed                       2,898,211         17,224                        2,915,435
Payable to affiliate                                     902,056             --                          902,056
Other accrued expenses and liabilities                   268,101        134,034                          402,135
                                                   -------------   ------------   -----------      -------------
         Total Liabilities                            19,565,044        151,258                       19,716,302
                                                   -------------   ------------   -----------      -------------
NET ASSETS                                         $ 660,179,270   $ 60,281,135                    $ 720,460,405
                                                   =============   ============   ===========      =============
NET ASSETS CONSIST OF:
  Paid-in capital                                  $ 518,940,603   $ 49,497,742                    $ 568,438,345
  Accumulated net investment loss                             --       (343,606)                        (343,606)
  Accumulated net realized gain on investments        16,761,834      3,132,229                       19,894,063
  Net unrealized appreciation of investments         124,476,833      7,994,770                      132,471,603
                                                   -------------   ------------   -----------      -------------
  Net Assets                                       $ 660,179,270   $ 60,281,135   $        --      $ 720,460,405
                                                   =============   ============   ===========      =============
CLASS A:
  Net Assets                                       $ 235,341,134   $ 37,991,675                    $ 273,332,809
  Shares outstanding                                   7,849,453      2,935,992    (1,668,758)(A)      9,116,687
  Net asset value and redemption price per share   $       29.98   $      12.94                    $       29.98
  Maximum offering price per share                 $       31.81   $      13.73                    $       31.81
CLASS B:
  Net Assets                                        $130,988,092   $  5,398,879   $ 2,752,977 (B)  $ 139,139,948
  Shares outstanding                                   3,891,880        421,438      (179,256)(B)      4,134,062
  Net asset value and redemption price per share   $       33.66   $      12.81                    $       33.66
  Maximum offering price per share                 $       33.66   $      12.81                    $       33.66
CLASS C:
  Net Assets                                       $ 239,432,294   $ 14,137,604                    $ 253,569,898
  Shares outstanding                                   8,001,360      1,103,034      (630,520)(A)      8,473,874
  Net asset value and redemption price per share   $       29.92   $      12.82                    $       29.92
  Maximum offering price per share                        $29.92   $      12.82                    $       29.92
CLASS Q:
  Net Assets                                       $  54,417,750            N/A                    $  54,417,750
  Shares outstanding                                   1,575,894            N/A                        1,575,894
  Net asset value and redemption price per share   $       34.53            N/A                    $       34.53
  Maximum offering price per share                 $       34.53            N/A                    $       34.53
CLASS X:
  Net Assets                                                 N/A   $  2,752,977   $(2,752,977)(B)            N/A
  Shares outstanding                                         N/A        214,788      (214,788)(B)            N/A
  Net asset value and redemption price per share             N/A   $      12.82                              N/A
  Maximum offering price per share                           N/A   $      12.82                              N/A

* Cost of Securities                               $ 514,610,089   $ 51,094,260                    $ 565,704,349
** Cost of Foreign Currency                        $         397   $         --                    $         397

(A)  Reflects new shares issued, net of retired shares of Global Brand Names
     Fund.
(B)  Reflects the merging of Class X into Class B.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS  (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                             PILGRIM
                                                             PILGRIM          ING                            WORLDWIDE
                                                            WORLDWIDE        GLOBAL                           GROWTH
                                                             GROWTH        BRAND NAMES     PRO FORMA           FUND
                                                              FUND            FUND        ADJUSTMENTS       (PRO FORMA)
                                                          -------------    -----------    ----------       -------------
                                                           YEAR ENDED      YEAR ENDED     YEAR ENDED        YEAR ENDED
                                                            JUNE 30,        JUNE 30,       JUNE 30,          JUNE 30,
                                                              2000            2000           2000              2000
                                                          -------------    -----------    ----------       -------------
INVESTMENT INCOME:
  Dividends, net of foreign taxes                         $   2,256,981    $   487,341                     $   2,744,322
  Interest                                                    1,470,882         49,309                         1,520,191
                                                          -------------    -----------    ----------       -------------
       Total investment income                                3,727,863        536,650                         4,264,513
                                                          -------------    -----------    ----------       -------------
EXPENSES:
  Investment management fees                                  4,327,642        531,841                         4,859,483
  Distribution expenses
    Class A                                                     515,322        281,546      (150,158) (A)        646,710
    Class B                                                     770,751         35,483        24,664  (C)        830,898
    Class C                                                   1,751,460         94,647                         1,846,107
    Class Q                                                      94,045                                           94,045
    Class X                                                                     24,664       (24,664) (C)             --
  Transfer agent and registrar fees                             628,483        230,478      (129,979) (A)        728,982
  Shareholder Reporting                                         160,859         26,038                           186,897
  Registration and filing fees                                   43,713         56,485       (45,188) (B)         55,010
  Recordkeeping and pricing fees                                 76,299         46,339                           122,638
  Professional fees                                              51,263         31,959       (25,567) (B)         57,655
  Custodian fees                                                271,713         38,819                           310,532
  Shareholder servicing fees                                     24,761                                           24,761
  Directors' fees                                                18,000            336          (336) (B)         18,000
  Insurance                                                       2,281                                            2,281
  Miscellaneous                                                 126,776         11,458                           138,234
  Interest and credit facility fee                                4,496                                            4,496
                                                          -------------    -----------    ----------       -------------
       Total expenses                                         8,867,864      1,410,093      (351,228)          9,926,729
                                                          -------------    -----------    ----------       -------------
  Less:
       Waived and reimbursed fees                                              509,108      (509,108) (A)             --
                                                          -------------    -----------    ----------       -------------
       Net expenses                                           8,867,864        900,985       157,880           9,926,729
                                                          -------------    -----------    ----------       -------------
       Net investment (loss)                                 (5,140,001)      (364,335)     (157,880)         (5,662,216)
                                                          -------------    -----------    ----------       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from:
    Investments                                              32,664,018      3,579,295                        36,243,313
    Foreign currency transactions                            (1,744,754)       (85,548)                       (1,830,302)
  Net change in unrealized appreciation of:
    Investments                                              91,768,013      4,661,152                        96,429,165
  Translation of other assets, liabilities and
    forward contracts denominated in foreign currencies          24,751         13,874                            38,625
                                                          -------------    -----------    ----------       -------------
  Net gain from investments                                 122,712,028      8,168,773            --         130,880,801
                                                          -------------    -----------    ----------       -------------
       NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                     $ 117,572,027    $ 7,804,438    $ (157,880)      $ 125,218,585
                                                          =============    ===========    ==========       =============

----------
(A)  Reflects adjustment in expenses due to effects of proposed contract rate.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.
(C)  Reflects merging of Class X into Class B.

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS* (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

                              PILGRIM                                                                                     PILGRIM
  PILGRIM       ING          WORLDWIDE                                                     PILGRIM         ING           WORLDWIDE
 WORLDWIDE     GLOBAL         GROWTH                                                      WORLDWIDE       GLOBAL          GROWTH
  GROWTH     BRAND NAMES    (PRO FORMA)                                                     GROWTH      BRAND NAMES     (PRO FORMA)
  SHARES       SHARES         SHARES                                                        VALUE          VALUE           VALUE
-----------   --------      -----------                                                  ------------   -----------     ------------
                                        COMMON STOCK: 96.67%

                                        AUSTRALIA: 0.51%
               497,000        497,000   Foster's Brewing Group Limited                                   $ 1,396,985   $  1,396,985
     41,700                    41,700   News Corp., LTD. ADR                              $  2,272,650                    2,272,650
                                                                                          ------------   -----------   ------------
                                                                                             2,272,650     1,396,985      3,669,635
                                                                                          ------------   -----------   ------------
                                        BELGIUM: 0.43%
     58,900                    58,900   Fortis (B)                                           1,713,946                    1,713,946
     32,000                    32,000 @ Lernout & Hauspie Speech Products                    1,410,000                    1,410,000
                                                                                          ------------   -----------   ------------
                                                                                             3,123,946            --      3,123,946
                                                                                          ------------   -----------   ------------
                                        BRAZIL: 0.70%
     65,800                    65,800   Petroleo Brasileiro SA ADR                           1,987,917                    1,987,917
     60,211                    60,211   Tele Norte Leste Participacoes ADR                   1,422,485                    1,422,485
     17,000                    17,000   Telecomunicacoes Brasileiras SA ADR                  1,651,125                    1,651,125
                                                                                          ------------   -----------   ------------
                                                                                             5,061,527            --      5,061,527
                                                                                          ------------   -----------   ------------
                                        CANADA: 5.24%
    167,200                   167,200   Abitibi-Consolidated, Inc.                           1,567,500                    1,567,500
    138,800                   138,800 @ Anderson Exploration, Ltd.                           2,522,784                    2,522,784
     21,000                    21,000 @ Ballard Power Systems, Inc.                          1,886,062                    1,886,062
     42,600                    42,600 @ Biovail Corp.                                        2,361,637                    2,361,637
     68,700                    68,700   Bombardier, Inc.                                     1,866,041                    1,866,041
     19,400                    19,400 @ C-Mac Industries, Inc.                                 917,568                      917,568
     33,000                    33,000   Magna Int'l, Inc.                                    1,550,777                    1,550,777
    278,300                   278,300   Nortel Networks Corp.                               18,993,975                   18,993,975
     73,500                    73,500 @ Precision Drilling Corp.                             2,838,937                    2,838,937
     42,000                    42,000 @ QLT, Inc.                                            3,247,125                    3,247,125
                                                                                          ------------   -----------   ------------
                                                                                            37,752,406            --     37,752,406
                                                                                          ------------   -----------   ------------
                                        CHINA: 0.25%
      5,000                     5,000 @ PetroChina Co., Ltd. ADR                               104,687                      104,687
  8,000,000                 8,000,000 @ PetroChina Co., Ltd.                                 1,662,498                    1,662,498
                                                                                          ------------   -----------   ------------
                                                                                             1,767,185            --      1,767,185
                                                                                          ------------   -----------   ------------
                                        DENMARK: 0.32%
     34,600                    34,600   Tele Danmark AS                                      2,328,595                    2,328,595
                                                                                          ------------   -----------   ------------
                                        FINLAND: 3.19%
     43,200                    43,200   Helsingin Puhelin OYJ                                4,231,536                    4,231,536
    283,800     41,000        324,800   Nokia OYJ ADR                                       14,172,262     2,092,286     16,264,548
     55,000                    55,000   Sonera Group OYJ                                     2,507,281                    2,507,281
                                                                                          ------------   -----------   ------------
                                                                                            20,911,079     2,092,286     23,003,365
                                                                                          ------------   -----------   ------------
                                        FRANCE: 6.13%
     48,300                    48,300   Accor SA                                             1,979,589                    1,979,589
     82,600                    82,600   Alcatel SA                                           5,417,560                    5,417,560
     61,700                    61,700   Alstom                                               1,667,600                    1,667,600
     44,100                    44,100   Aventis SA                                           3,218,718                    3,218,718
     16,500                    16,500   Axa                                                  2,599,171                    2,599,171
      3,626                     3,626 @ Bouygues SA                                          2,423,220                    2,423,220
     17,300                    17,300   Groupe Danone                                        2,295,767                    2,295,767
     40,000                    40,000   Lagardere S.C.A.                                     3,055,040                    3,055,040
                 3,700          3,700   L'Oreal                                                            3,204,044      3,204,044
                 3,506          3,506   LVMH Moet-Hennessy Louis Vuitton                                   1,445,721      1,445,721
     83,800                    83,800   Rhodia SA                                            1,408,068                    1,408,068
     74,000                    74,000   Societe Television Francaise 1                       5,157,289                    5,157,289
     63,800                    63,800   ST Microelectronics NV                               4,095,162                    4,095,162
     26,770                    26,770   Total Fina Elf SA                                    4,104,505                    4,104,505
     23,600                    23,600   Vivendi (EX-Generale des Eaux)                       2,082,984                    2,082,984
                                                                                          ------------   -----------   ------------
                                                                                            39,504,673     4,649,765     44,154,438
                                                                                          ------------   -----------   ------------
                                        GERMANY: 2.42%
                 8,924          8,924   Adidas-Salomon AG                                                    492,467        492,467
     69,900                    69,900   Deutsche Lufthansa AG                                1,631,635                    1,631,635
     71,500                    71,500   Dresdner Bank AG                                     2,894,268                    2,894,268
     45,800                    45,800   EM.TV & Merchandising AG                             2,710,966                    2,710,966
     41,700                    41,700 @ Infineon Technologies AG                             3,399,859                    3,399,859
      7,400                     7,400 @ Intershop Communications AG                          3,384,030                    3,384,030
     13,500                    13,500   Siemens AG                                           2,020,909                    2,020,909
                24,279         24,279   Volkswagen AG                                                        927,215        927,215
                                                                                          ------------   -----------   ------------
                                                                                            16,041,667     1,419,682     17,461,349
                                                                                          ------------   -----------   ------------
                                        HONG KONG: 0.42%
    107,800                   107,800   Hutchison Whampoa                                    1,355,192                    1,355,192
    830,000                   830,000 @ Pacific Century CyberWorks, Ltd.                     1,639,664                    1,639,664
                                                                                          ------------   -----------   ------------
                                                                                             2,994,856            --      2,994,856
                                                                                          ------------   -----------   ------------

PORTFOLIO OF INVESTMENTS* (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

                              PILGRIM                                                                                     PILGRIM
  PILGRIM       ING          WORLDWIDE                                                     PILGRIM         ING           WORLDWIDE
 WORLDWIDE     GLOBAL         GROWTH                                                      WORLDWIDE       GLOBAL          GROWTH
  GROWTH     BRAND NAMES    (PRO FORMA)                                                     GROWTH      BRAND NAMES     (PRO FORMA)
  SHARES       SHARES         SHARES                                                        VALUE          VALUE           VALUE
-----------   --------      -----------                                                  ------------   -----------     ------------
                                        ISRAEL: 0.62%
     80,500                    80,500   Teva Pharmaceutical ADR                              4,462,719                    4,462,719
                                                                                          ------------   -----------   ------------
                                        ITALY: 1.08%
    279,600                   279,600   Alleanza Assicurazioni SPA                           3,723,731                    3,723,731
    298,400                   298,400   ENI SPA                                              1,723,539                    1,723,539
  1,706,000                 1,706,000 @ Finmeccanica SPA                                     2,345,354                    2,345,354
                                                                                          ------------   -----------   ------------
                                                                                             7,792,624            --      7,792,624
                                                                                          ------------   -----------   ------------
                                        JAPAN: 8.48%
                15,000         15,000   Canon, Inc                                                           746,501        746,501
     90,000                    90,000   Daikin Industries, Ltd.                              2,090,853                    2,090,853
     35,000                    35,000   Fanuc, Ltd.                                          3,559,210                    3,559,210
                14,000         14,000   Fuji Photo Film Company Ltd.                                         572,694        572,694
    118,000                   118,000   Fujitsu, Ltd.                                        4,081,429                    4,081,429
                32,000         32,000   Honda Motor Co Ltd                                                 1,088,835      1,088,835
    518,000                   518,000   Japan Airlines Co., Ltd.                             1,967,429                    1,967,429
      7,100                     7,100   Kyocera Corp.                                        1,203,798                    1,203,798
    371,000                   371,000   Mitsubishi Electric Corp.                            4,014,024                    4,014,024
    185,000                   185,000   Mitsui Fudosan Co., Ltd.                             2,005,089                    2,005,089
     88,000                    88,000   NEC Corp.                                            2,761,793                    2,761,793
    185,000                   185,000   Nippon Sheet Glass Co., Ltd.                         2,570,001                    2,570,001
        250                       250   Nippon Telegraph & Telephone Co., Ltd.               3,322,181                    3,322,181
     74,000                    74,000   Nomura Securities Co., Ltd.                          1,809,811                    1,809,811
        170                       170   NTT Docomo, Inc.                                     4,598,275                    4,598,275
    104,000                   104,000   Pioneer Corp.                                        4,048,066                    4,048,066
     19,200                    19,200   Promise Co., Ltd.                                    1,516,385                    1,516,385
     19,900                    19,900   Softbank Corp.                                       2,700,721                    2,700,721
     22,500     15,400         37,900   Sony Corp.                                           2,099,336     1,437,014      3,536,350
    376,000                   376,000   Toshiba Corp.                                        4,241,761                    4,241,761
     38,000                    38,000   Toyoda Gosei Co., Ltd.                               2,410,254                    2,410,254
     37,000     13,000         50,000   Toyota Motor Corp.                                   1,684,275       591,828      2,276,103
     11,000                    11,000 @ Trend Micro, Inc.                                    1,814,241                    1,814,241
     87,000                    87,000   Yamato Transport Co., Ltd.                           2,160,549                    2,160,549
                                                                                          ------------   -----------   ------------
                                                                                            56,659,481     4,436,872     61,096,353
                                                                                          ------------   -----------   ------------
                                        NETHERLANDS: 4.03%
    130,800                   130,800 @ ASM Lithography Holding NV                           5,771,550                    5,771,550
                13,560         13,560   Gucci Group NV                                                     1,284,810      1,284,810
     48,500     53,000        101,500   Heineken NV                                          2,951,813     3,225,860      6,177,673
     35,800                    35,800   Koninklijke Ahold NV                                 1,053,716                    1,053,716
    116,200                   116,200   Koninklijke Philips Electronics NV                   5,519,500                    5,519,500
      9,200                     9,200 @ Qiagen NV                                            1,624,899                    1,624,899
     36,500                    36,500   Randstad Holdings NV                                 1,350,304                    1,350,304
     70,600                    70,600   Royal KPN NV                                         3,157,775                    3,157,775
                34,620         34,620   Unilever NV - NY Shares                                            1,588,217      1,588,217
     29,200                    29,200   VNU NV                                               1,508,159                    1,508,159
                                                                                          ------------   -----------   ------------
                                                                                            22,937,716     6,098,887     29,036,603
                                                                                          ------------   -----------   ------------
                                        RUSSIA: 0.14%
     19,400                    19,400   LuKoil-Holding ADR                                     991,728                      991,728
                                                                                          ------------   -----------   ------------
                                        SINGAPORE: 0.59%
     43,900                    43,900 @ Flextronics Int'l, Ltd.                              3,015,381                    3,015,381
    127,000                   127,000   Singapore Airlines, Ltd.                             1,257,499                    1,257,499
                                                                                          ------------   -----------   ------------
                                                                                             4,272,880            --      4,272,880
                                                                                          ------------   -----------   ------------
                                        SOUTH KOREA: 0.67%
     64,720                    64,720   Korea Electric Power Corp.                           2,008,307                    2,008,307
      8,410                     8,410   Samsung Electronics                                  2,783,157                    2,783,157
                                                                                          ------------   -----------   ------------
                                                                                             4,791,464            --      4,791,464
                                                                                          ------------   -----------   ------------
                                        SPAIN: 1.44%
    274,400                   274,400   Altadis SA                                           4,215,092                    4,215,092
    145,700                   145,700   Endesa SA                                            2,822,335                    2,822,335
        501                       501 @ Telefonica SA ADR                                       32,095                       32,095
    154,500                   154,500 @ Telefonica SA                                        3,318,776                    3,318,776
                                                                                          ------------   -----------   ------------
                                                                                            10,388,298            --     10,388,298
                                                                                          ------------   -----------   ------------
                                        SWEDEN: 3.24%
    107,200                   107,200   Europolitan Holdings AB                              1,330,884                    1,330,884
     38,200                    38,200 @ NetCom AB                                            2,819,524                    2,819,524
    303,900                   303,900   Nordic Baltic Holding AB                             2,291,310                    2,291,310
    163,400                   163,400   Skandia Forsakrings AB                               4,316,576                    4,316,576
    176,000                   176,000   Svenska Handelsbanken AB                             2,554,195                    2,554,195
    326,700     64,000        390,700   Telefonaktiebolaget LM Ericsson AB ADR               6,534,000     1,266,357      7,800,357
    235,400                   235,400 @ Telia AB                                             2,215,215                    2,215,215
                                                                                          ------------   -----------   ------------
                                                                                            22,061,704     1,266,357     23,328,061
                                                                                          ------------   -----------   ------------

PORTFOLIO OF INVESTMENTS* (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

                              PILGRIM                                                                                     PILGRIM
  PILGRIM       ING          WORLDWIDE                                                     PILGRIM         ING           WORLDWIDE
 WORLDWIDE     GLOBAL         GROWTH                                                      WORLDWIDE       GLOBAL          GROWTH
  GROWTH     BRAND NAMES    (PRO FORMA)                                                     GROWTH      BRAND NAMES     (PRO FORMA)
  SHARES       SHARES         SHARES                                                        VALUE          VALUE           VALUE
-----------   --------      -----------                                                  ------------   -----------     ------------
                                        SWITZERLAND: 0.90%
        800        743          1,543   Nestle SA                                            1,601,177     1,487,048      3,088,225
     23,400                    23,400   UBS AG                                               3,428,309                    3,428,309
                                                                                          ------------   -----------   ------------
                                                                                             5,029,486     1,487,048      6,516,534
                                                                                          ------------   -----------   ------------
                                        UNITED KINGDOM: 7.59%
    133,800                   133,800 @ ARM Holdings PLC ADR                                 4,398,675                    4,398,675
     55,800                    55,800   AstraZeneca PLC                                      2,605,540                    2,605,540
    395,143                   395,143   BAE Systems PLC                                      2,461,815                    2,461,815
    422,600                   422,600   BG Group PLC                                         2,723,998                    2,723,998
    558,500                   558,500   Billiton PLC                                         2,256,327                    2,256,327
    444,600                   444,600   British Airways PLC                                  2,558,034                    2,558,034
    144,600                   144,600   Cable & Wireless PLC                                 2,454,872                    2,454,872
    949,400                   949,400   Centrica PLC                                         3,146,016                    3,146,016
     60,600                    60,600 @ Colt Telecom Group PLC                               2,012,680                    2,012,680
     51,000                    51,000 @ Energis PLC                                          1,901,422                    1,901,422
    670,200                   670,200   Invensys PLC                                         2,512,382                    2,512,382
    135,000                   135,000   Logica PLC                                           3,231,528                    3,231,528
    329,400                   329,400   Marconi PLC                                          4,278,894                    4,278,894
     58,600                    58,600   Pearson PLC                                          1,839,854                    1,839,854
     29,700                    29,700   Reuters Group PLC ADR                                2,968,144                    2,968,144
    618,171                   618,171   Rolls-Royce PLC                                      2,209,775                    2,209,775
    148,000                   148,000   Royal Bank of Scotland Group PLC                     2,467,805                    2,467,805
    292,600                   292,600   Sainsbury (J) PLC                                    1,323,772                    1,323,772
    481,600                   481,600   Shell Transport & Trading Co.                        4,051,622                    4,051,622
    815,731                   815,731   Vodafone AirTouch PLC                                3,307,877                    3,307,877
                                                                                          ------------   -----------   ------------
                                                                                            54,711,032            --     54,711,032
                                                                                          ------------   -----------   ------------
                                        UNITED STATES: 48.28%
     55,600                    55,600 @ Aether Systems, Inc.                                11,398,000                   11,398,000
    138,400                   138,400   Aetna, Inc.                                          8,883,550                    8,883,550
     64,300                    64,300 @ Amdocs, Ltd.                                         4,935,025                    4,935,025
                 8,000          8,000   America Online, Inc.                                                 422,000        422,000
                34,446         34,446   American Express Company                                           1,795,498      1,795,498
    114,700                   114,700 @ Amgen, Inc.                                          8,057,675                    8,057,675
    128,000                   128,000 @ Applied Materials, Inc.                             11,600,000                   11,600,000
    436,780                   436,780 @ AT&T - Liberty Media Group                          10,591,915                   10,591,915
    105,900                   105,900 @ Cablevision Systems Corp.                            7,187,962                    7,187,962
     79,200                    79,200 @ Ciena Corp.                                         13,201,650                   13,201,650
    167,900     12,880        180,780 @ Cisco Systems, Inc.                                 10,672,144       818,685     11,490,829
    185,300                   185,300   Citigroup, Inc.                                     11,164,325                   11,164,325
                56,000         56,000   Coca-Cola Co.                                                      3,216,500      3,216,500
                30,000         30,000   Colgate-Palmolive Co.                                              1,796,250      1,796,250
                29,542         29,542   Compaq Computer Corp.                                                755,167        755,167
     49,800                    49,800   Corning, Inc.                                       13,439,775                   13,439,775
    187,900     37,000        224,900 @ Dell Computer Corp.                                  9,265,819     1,824,563     11,090,382
    166,000                   166,000   Enron Corp.                                         10,707,000                   10,707,000
                21,915         21,915   Ford Motor Co.                                                       942,345        942,345
     50,200                    50,200 @ Genentech, Inc                                       8,634,400                    8,634,400
                45,000         45,000   Gillette Co.                                                       1,572,188      1,572,188
    106,800                   106,800 @ Hughes Electronics Corp.                             9,371,700                    9,371,700
    189,100                   189,100 @ Infinity Broadcasting Corp.                          6,890,331                    6,890,331
    102,400     27,000        129,400   Intel Corp.                                         13,689,600     3,609,563     17,299,163
    103,500                   103,500 @ JDS Uniphase Corp.                                  12,407,062                   12,407,062
                23,000         23,000   Johnson & Johnson                                                  2,343,125      2,343,125
    395,300                   395,300   MGM Grand, Inc.                                     12,699,012                   12,699,012
                63,000         63,000   McDonald's Corp.                                                   2,075,063      2,075,063
                46,000         46,000 @ Microsoft Corporation                                              3,680,000      3,680,000
                33,000         33,000   Motorola Inc.                                                        959,063        959,063
    178,400                   178,400 @ Nextel Communications, Inc.                         10,915,850                   10,915,850
    142,900                   142,900 @ Oracle Corp.                                        12,012,531                   12,012,531
                45,448         45,448   Pepsico, Inc.                                                      2,019,595      2,019,595
                30,038         30,038   Philip Morris Co., Inc.                                              797,884        797,884
                11,362         11,362   Procter & Gamble Company                                             650,474        650,474
    188,400                   188,400 @ Qwest Communications Int'l                           9,361,125                    9,361,125
    257,700                   257,700   Santa Fe Int'l Corp.                                 9,461,075                    9,461,075
     38,700                    38,700   Schlumberger, Ltd.                                   2,887,987                    2,887,987
    129,300                   129,300 @ Sun Microsystems, Inc.                              11,758,219                   11,758,219
    126,600                   126,600   Texas Instruments, Inc.                              8,695,838                    8,695,838
                44,000         44,000   The Walt Disney Company                                            1,707,750      1,707,750
                35,880         35,880   Time Warner, Inc.                                                  2,726,880      2,726,880
     53,875                    53,875 @ VeriSign, Inc.                                       9,508,938                    9,508,938

PORTFOLIO OF INVESTMENTS* (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

                              PILGRIM                                                                                     PILGRIM
  PILGRIM       ING          WORLDWIDE                                                     PILGRIM         ING           WORLDWIDE
 WORLDWIDE     GLOBAL         GROWTH                                                      WORLDWIDE       GLOBAL          GROWTH
  GROWTH     BRAND NAMES    (PRO FORMA)                                                     GROWTH      BRAND NAMES     (PRO FORMA)
  SHARES       SHARES         SHARES                                                        VALUE          VALUE           VALUE
-----------   --------      -----------                                                  ------------   -----------     ------------
     82,200                    82,200 @ Veritas Software Corp.                               9,289,884                    9,289,884
    139,500                   139,500 @ Viacom, Inc.                                         9,538,313                    9,538,313
                 2,869          2,869   Visteon Corp.                                                         34,791         34,791
    206,500                   206,500   Wal-Mart Stores, Inc.                               11,899,563                   11,899,563
    287,000                   287,000 @ Weatherford Int'l, Inc.                             11,426,188                   11,426,188
                17,000         17,000   Wrigley (WM) JR Co.                                                1,363,187      1,363,187
                 9,000          9,000   Yahoo, Inc.                                                        1,114,875      1,114,875
                                                                                          ------------   -----------   ------------
                                                                                           311,552,456    36,225,446    347,777,902
                                                                                          ------------   -----------   ------------
                                        TOTAL COMMON STOCKS (COST $513,051,880,
                                           $51,094,260, $564,146,140)                      637,410,172    59,073,328    696,483,500
                                                                                          ------------   -----------   ------------
                                        PREFERRED STOCKS: 0.23%
                                        BRAZIL: 0.23%                                                                            --
    193,648                   193,648   Banco Bradesco SA                                    1,685,761                    1,685,761
                                                                                          ------------   -----------   ------------
                                        TOTAL PREFERRED STOCKS (COST $1,558,209,
                                          $0, $1,558,209)                                    1,685,761            --      1,685,761
                                                                                          ------------   -----------   ------------
                                        TOTAL LONG-TERM INVESTMENTS (COST $514,610,089,
                                          $51,094,260, $565,704,349)                       639,095,933    59,073,328    698,169,261
                                                                                          ------------   -----------   ------------

          PRINCIPAL AMOUNT              SHORT-TERM INVESTMENTS
-------------------------------------   REPURCHASE AGREEMENTS: 3.93%
$27,281,000              $ 27,281,000   State Street Repurchase Agreement,
                                        6.20% due 07/03/00                                  27,281,000                   27,281,000
                                        State Street Repurchase Agreement,
            $1,036,000      1,036,000   6.43% due 07/03/00                                                 1,036,000      1,036,000
                                                                                          ------------   -----------   ------------
                                        TOTAL SHORT-TERM INVESTMENTS (COST $27,281,000,
                                          $1,036,000, $28,317,000)                          27,281,000     1,036,000     28,317,000
                                                                                          ------------   -----------   ------------
                                        TOTAL INVESTMENTS IN SECURITIES
                                        (COST $541,891,089, $52,130,260,
                                         $594,021,349)                           100.84%   666,376,933    60,109,328    726,486,261
                                        OTHER ASSETS AND LIABILITIES-NET          -0.84%    (6,197,663)      171,807     (6,025,856)
                                                                                 ------   ------------   -----------   ------------
                                        NET ASSETS                               100.00%   660,179,270    60,281,135    720,460,405
                                                                                 ======   ============   ===========   ============

----------
@    Non-income producing security
ADR  American Depository Receipt
* No adjustments are shown to the unaudited pro forma combined portfolios of investments because it is expected that upon consummation of the Reorganization, no securities would need to be sold in order for the Pilgrim Worldwide Growth Fund to comply with its Prospectus requirements and SEC and IRS guidelines and restrictions. However, the ING Global Brand Names Fund or Pilgrim Worldwide Growth Fund may purchase or sell any securities in the ordinary course of business as a mutual fund, and following the Reorganization, certain holdings of the ING Global Brand Names Fund that are transferred to the Pilgrim Worldwide Growth Fund may be expected to be sold.

                 See Accompanying Notes to Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     On November 2, 2000, the Board of Pilgrim Worldwide Growth Fund ("Worldwide Growth Fund") and on November 16, 2000 the Board of ING Global Brand Names Fund ("Global Brand Names Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Global Brand Names Fund, Worldwide Growth Fund will acquire all the assets of Global Brand Names Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Worldwide Growth Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Worldwide Growth Fund and Global Brand Names Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of Worldwide Growth Fund and Global Brand Names Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Worldwide Growth Fund and Global Brand Names Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Worldwide Growth Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited pro forma statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - FOREIGN CURRENCY TRANSACTIONS:

     The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the day.
     (2) Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from the investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those in the United States.

NOTE 4 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of beneficial interest issued in connection with the proposed acquisition of Global Brand Names Fund by Worldwide Growth Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each Class of Global Brand Names Fund by the respective Class net asset value per share of Worldwide Growth Fund.

NOTE 5 - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. Global Brand Names Fund expenses were adjusted assuming Worldwide Growth Fund's fee structure was in effect for the year ended June 30, 2000.

NOTE 6 - MERGER COSTS:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.